EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.

                              ABS New Transaction


                            Computational Materials
                            -----------------------


                                $1,340,000,000
                                 (Approximate)


                                  CWABS, Inc.
                                   Depositor


                          ASSET-BACKED CERTIFICATES,
                                SERIES 2004-AB1




                          [COMPANY LOGO] Countrywide
                          --------------------------
                                  HOME LOANS
                          Seller and Master Servicer

     [COMPANY LOGO] Countrywide                                                    Computational Materials for
     --------------------------                         Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------------------------------------

The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      2

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

Revised Term Sheet                                                                                       Date: September 15, 2004

                                                   $1,340,000,000 (Approximate)
                                         CWABS Asset-Backed Certificates, Series 2004-AB1

-------------- ------------------- ------------------ ---------------------- --------------------------- ----------------------
                    Principal         WAL (Years)        Payment Window           Expected Ratings          Last Scheduled
 Class (1)(2)      Balance (3)       Call/Mat (4)       (Mos) Call/Mat(4)        (S&P/Moody's) (5)         Distribution Date
 -----             -------           --------           --------------           -------------             -----------------
-------------- ------------------- ------------------ ---------------------- --------------------------- ----------------------
1-A-1             $623,560,000        2.84 / 3.04         1-78 / 1-168                AAA/Aaa                  Feb 2035
2-A-1             $184,903,000        1.00 / 1.00          1-22 / 1-22                AAA/Aaa                  Mar 2022
2-A-2             $330,512,000        2.95 / 2.95         22-63 / 22-63               AAA/Aaa                  Feb 2033
2-A-3              $89,805,000        6.24 / 7.64        63-78 / 63-169               AAA/Aaa                  Feb 2035
M-1                $48,240,000        4.55 / 4.88        37-78 / 37-117               [AA]/Aa2                 Oct 2034
M-2                $22,780,000        4.54 / 4.76        37-78 / 37-101               [AA ]/A1                 Aug 2034
M-3                $13,400,000        4.54 / 4.62         37-78 / 37-89              [AA- ]/A2                 Apr 2034
M-4                $13,400,000        4.40 / 4.40         37-78 / 37-78                [A]/A3                  Dec 2033
B                  $13,400,000        3.69 / 3.69         37-63 / 37-63              [A-]/Baa2                 Feb 2033
-------------- ------------------- ------------------ ---------------------- --------------------------- ----------------------
   Total:       $1,340,000,000
-------------- ------------------- ------------------ ---------------------- --------------------------- ----------------------


--------------  ---------------------------------
                          Certificate
 Class (1)(2)                 Type
 -----                        ----
--------------  ---------------------------------
1-A-1                 Floating Rate Senior
2-A-1                 Floating Rate Senior
2-A-2                 Floating Rate Senior
2-A-3                 Floating Rate Senior
M-1                 Floating Rate Mezzanine
M-2                 Floating Rate Mezzanine
M-3                 Floating Rate Mezzanine
M-4                 Floating Rate Mezzanine
B                   Floating Rate Mezzanine
--------------  ---------------------------------
   Total:
--------------  ---------------------------------

(1) The Class 1-A-1 Certificates (the "Class 1-A Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans, the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates (collectively, the "Class 2-A Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Together, the Class 1-A Certificates and Class 2-A Certificates are referred to herein as the "Senior Certificates." Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group. The Class M-1, Class M-2, Class M-3, Class M-4 and Class B Certificates (collectively, the "Subordinate Certificates") are backed by the cashflows from all of the Mortgage Loans.
(2) The margins on the Senior Certificates and the Subordinate Certificates will be equal to 2.0x and 1.5x of their related initial margins, respectively, after the Clean-up Call date.
(3) The principal balance of each Class of Certificates is subject to a 10% variance.
(4)  See "Pricing Prepayment Speed" below.
(5) Rating Agency Contacts: Standard and Poor's, Kyle Beauchamp 212-438-2505; Moody's Tamara Zaliznyak 212-553-776.

Trust:                              Asset-Backed Certificates, Series 2004-AB1.

Depositor:                          CWABS, Inc.

Seller:                             Countrywide Home Loans, Inc ("Countrywide").

Master Servicer:                    Countrywide Home Loans Servicing LP.

Underwriters:                       Countrywide Securities Corporation (Lead Manager), Banc of America Securities LLC
                                    (Co-Manager) and JP Morgan Securities (Co-Manager).

Trustee:                            The Bank of New York, a New York banking corporation.

Offered Certificates:               The Senior Certificates and the Subordinate Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:           The "Non-Offered Certificates" consist of the Class C, Class P and Class A-R Certificates.

                                    The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                                    "Certificates."

Federal Tax Status:                 It is anticipated that the Senior Certificates and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      3

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

Registration:                       The Offered Certificates will be available in book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:                   September 1, 2004.

Cut-off Date:                       As to any Mortgage Loan, the later of September 1, 2004 and the origination date of such
                                    Mortgage Loan.

Expected Pricing Date:              September [16], 2004.

Expected Closing Date:              September 29, 2004.

Expected Settlement Date:           September 29, 2004.

Distribution Date:                  The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in October 2004.

Accrued Interest:                   The price to be paid by investors for the Senior Certificates and the Subordinate
                                    Certificates will not include accrued interest (i.e., settling flat).

Interest Accrual Period:            The "Interest Accrual Period" for each Distribution Date with respect to the Senior
                                    Certificates and the Subordinate Certificates will be the period beginning with the previous
                                    Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (calculated on an actual/360 day basis).

ERISA Eligibility:                  The Senior Certificates and the Subordinate Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to
                                    Title I of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:                  The Senior Certificates, [the Class M-1, Class M-2, and Class M-3 Certificates] will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:               The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage
                                    Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:           The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                                    ---------------------------------------------------------------------------------------------
                                     Fixed Rate Mortgage Loans
                                    ---------------------------------------------------------------------------------------------
                                     100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                                    ---------------------------------------------------------------------------------------------

                                    ---------------------------------------------------------------------------------------------
                                     Adjustable Rate Mortgage Loans
                                    ---------------------------------------------------------------------------------------------
                                     100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month
                                     26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                                    ---------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      4

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

Mortgage Loans:                     The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                                    Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the
                                    Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                                    As of the Statistical Pool Calculation Date, the aggregate principal balance of the
                                    Statistical Pool Mortgage Loans was approximately $718,661,715 of which: (i) approximately
                                    $367,625,866 were conforming balance adjustable rate mortgage loans and approximately
                                    $3,734,236 were conforming balance fixed rate mortgage loans made to credit blemished borrowers (the "Group 1 Mortgage Loans") and (ii) approximately $341,415,547 were adjustable rate mortgage loans and approximately $5,886,066 were fixed rate mortgage loans made to credit blemished borrowers (the "Group 2 Mortgage Loans" and, together with the Group 1
                                    Mortgage Loans, the "Mortgage Loans").

Pass-Through Rate:                  The "Pass-Through Rate" for each class of Senior Certificates and Subordinate Certificates will be equal to the lesser of (a) one-month LIBOR plus the related margin for such class, and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                      The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to only those loans covered under the MI Policy as described below, the MI premium rate and (c) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                       The "Net Rate Cap" is generally equal to the following:

                                    ------------------ --------------------------------------------------------------------------
                                     Class
                                    ------------------ --------------------------------------------------------------------------
                                     1-A                The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage
                                                        Loans less the Monoline Guaranty fee rate (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                    ------------------ --------------------------------------------------------------------------
                                     2-A                The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage
                                                        Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                    ------------------ --------------------------------------------------------------------------
                                     Subordinate        The weighted average of the Adjusted Net Mortgage Rate of the Group 1
                                     Certificates       Mortgage Loans and the Adjusted Net Mortgage Rate Group 2 Mortgage
                                                        Loans, in each case, weighted on the basis of the excess of the principal balance of the related Mortgage Loans over the aggregate principal balance of the Class 1-A and Class 2-A Certificates, as applicable (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                                    ------------------ --------------------------------------------------------------------------

Net Rate Carryover:                 For any Class of Senior Certificates or Subordinate Certificates and any Distribution Date,
                                    the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable
                                    Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous
                                    Distribution Dates together with accrued interest thereon at the related Pass-Through Rate
                                    (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess
                                    Cashflow remaining from both loan groups, as described under the heading "Certificates
                                    Priority of Distributions" below.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      5

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

Corridor Contracts:                 The Trust will include three Corridor Contracts for the benefit of the (i) Class 1-A
                                    Certificates, (ii) Class 2-A Certificates and (iii) Subordinate Certificates (the "Class 1-A
                                    Corridor Contract," "Class 2-A Corridor Contract," and "Subordinate Corridor Contract,"
                                    respectively, and, collectively, the "Corridor Contracts"). After the Closing Date, the
                                    notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each
                                    Distribution Date, payments received on (a) the Class 1-A Corridor Contract will be available to pay the holders of the Class 1-A Certificates any related Net Rate Carryover,
                                    (b) the Class 2-A Corridor Contract will be available to pay the holders of the Class 2-A
                                    Certificates any related Net Rate Carryover, and (c) the Subordinate Corridor Contract will be available to pay the holders of the Subordinate Certificates any related Net Rate
                                    Carryover. Amounts received under each Corridor Contract will be paid to the related Class or Classes of Certificates, pro rata, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate
                                    Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the Class C Certificates and will not be available for payments of any Net Rate
                                    Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:                 The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the
                                    Subordinate Certificates, as the case may be:

                                        1) Subordination
                                        2) Overcollateralization
                                        3) Excess Cashflow
                                        4) Mortgage Insurance
                                        5) Monoline Guaranty

                                    --------------------- ---------------- ---------------------------- --------------------------
                                                                                                         Target Subordination at
                                             Class           S&P/Moody's     Initial Subordination (a)       Stepdown (a)
                                    --------------------- ---------------- ---------------------------- --------------------------
                                     Senior Certificates       AAA/Aaa                8.80%                     17.60%
                                    --------------------- --------------------- ----------------------- --------------------------
                                     M-1                      [AA]/Aa2                5.20%                     10.40%
                                    --------------------- --------------------- ----------------------- --------------------------
                                     M-2                      [AA ]/A1                3.50%                      7.00%
                                    --------------------- --------------------- ----------------------- --------------------------
                                     M-3                      [AA-]/A2                2.50%                      5.00%
                                    --------------------- --------------------- ----------------------- --------------------------
                                     M-4                       [A]/A3                 1.50%                      3.00%
                                    --------------------- --------------------- ----------------------- --------------------------
                                     B                        [A-]/Baa2               0.50%                      1.00%
                                    --------------------- --------------------- ----------------------- --------------------------

                                    a.  Initial Overcollateralization at closing is 0.00%. Does not include any credit for Excess
                                        Interest.

Subordination:                      The Subordinate Certificates will be subordinate to, and provide credit support for, the
                                    Senior Certificates. Among the Subordinate Certificates, they will rank in priority from highest to lowest in the following order: Class M-1, Class M-2, Class M-3, Class M-4 and
                                    Class B Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Overcollateralization:              On the Closing Date, the principal balance of the Mortgage Loans will approximately equal the principal balance of the Certificates. Any realized losses on the Mortgage Loans will be covered first by Excess Cashflow and then by Overcollateralization if any. Beginning in
                                    March 2005, and if the Overcollateralization is thereafter reduced, Excess Cashflow will be directed to pay principal on the Certificates, resulting in the limited acceleration of the
                                    Certificates relative to the amortization of the Mortgage Loans, until the
                                    Overcollateralization reaches the Overcollateralization Target. Upon this event, the acceleration feature will cease, unless the amount of Overcollateralization is reduced below the Overcollateralization Target by realized losses.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      6

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

Overcollateralization
Target:                             The Overcollateralization Target will be equal zero and will remain at zero through the
                                    Distribution Date occurring in February 2005, after which time the required
                                    Overcollateralization Target will be equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Overcollateralization Target"). The initial amount of overcollateralization will be $0.

Excess Cashflow:                    "Excess Cashflow" for any Distribution Date will be equal to the available funds remaining after interest and principal distributions as described under Clauses 1) and 2) of
                                    "Certificates Priority of Distributions."

Mortgage Insurance:                 As of the Statistical Pool Calculation Date, approximately 29.01% of the Mortgage Loans are covered by a private mortgage insurance policy issued by PMI (the "MI Policy"). For each of these Mortgage Loans, the MI Policy provides insurance coverage, subject to certain carveouts, down to 65% of the value of the related mortgaged property on loans with original loan-to-value ratios above 65%.

Monoline Guaranty:                  One of the monolines will guarantee that (i) required payments of interest on the Class
                                    1-A-1 Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class 1-A-1 Certificates. The Monoline Guaranty will not cover any Net Rate
                                    Carryover, or any prepayment interest shortfall amounts for a Distribution Date in excess of compensating interest of up to one-half of the servicing fee payable to the Master Servicer.

Trigger Event:                      A "Trigger Event" will be in effect on a Distribution Date on or after the Stepdown Date if either (or both) a Delinquency Trigger or a Cumulative Loss Trigger is in effect on such
                                    Distribution Date.

Delinquency Trigger:                With respect to the Certificates, a "Delinquency Trigger" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO)
                                    for the outstanding Mortgage Loans equals or exceeds [40.00]% of the Senior Enhancement
                                    Percentage. As used above, the "Senior Enhancement Percentage" with respect to any
                                    Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate current principal balance of the Mortgage
                                    Loans for the preceding Distribution Date, over (ii) the aggregate certificate principal balance of the most senior class or classes of Certificates as of the preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate current principal balance of the Mortgage Loans for the preceding Distribution Date.

Cumulative Loss Trigger:            A "Cumulative Loss Trigger" will be in effect on a Distribution Date on or after the
                                    Stepdown Date if the aggregate amount of realized losses on the Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the Mortgage Loans, as set
                                    forth below:

                                      Period (month)        Percentage
                                      --------------        ----------
                                      37 - 48               [1.50]% with respect to October 2007, plus an additional 1/12th of [0.50]% for each month thereafter
                                      49 - 60               [2.00]% with respect to October 2008, plus an additional 1/12th of[ 0.75]% for each month thereafter
                                      61 - 72               [2.75]% with respect to October 2009, plus an additional 1/12th of [0.25]% for each month thereafter
                                      73+                   [3.00]%



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      7

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

Stepdown Date:                      The earlier to occur of:
                                        (i)   the Distribution Date on which the aggregate principal balance of the Senior
                                                    Certificates is reduced to zero; and
                                        (ii)  the later to occur of:
                                                    a.  the Distribution Date in October 2007.
                                                    b.  the first Distribution Date on which the aggregate principal balance of the Senior Certificates is less than or equal to 82.40% of the aggregate principal balance of the Mortgage Loans for such Distribution
                                                        Date.

Allocation of Losses:               Any realized losses on the Mortgage Loans (after collections on the MI Policy) not covered by Excess Interest or Overcollateralization will be allocated to each class of Subordinate
                                    Certificates, in the following order: to the Class B, Class M-4, Class M-3, Class M-2 and
                                    Class M-1 Certificates, in that order, in each case until the respective certificate principal balance of such class has been reduced to zero.

Certificates Priority
of Distributions:                   Available funds from the Mortgage Loans will be distributed in the following order of priority:

                                    1) Interest funds sequentially, as follows: (i) concurrently, (a) from interest collections related to the Group 1 Mortgage Loans, first to pay the Monoline Guaranty fee and any
                                    Monoline reimbursements and then to the Class 1-A Certificates current and unpaid interest, and (b) from interest collections related to the Group 2 Mortgage Loans, to the Class 2-A
                                    Certificates, pro rata based on their respective entitlements, current and unpaid interest,
                                    (ii) from any remaining interest funds related to all of the Mortgage Loans, first to pay any remaining Monoline Guaranty fee and Monoline reimbursements and then to each class of
                                    Senior Certificates, any remaining current and unpaid interest as described in the prospectus supplement, and (iii) from any remaining interest funds related to all of the
                                    Mortgage Loans, current interest sequentially to the Class M-1, Class M-2, Class M-3, Class
                                    M-4 and Class B Certificates;
                                    2) Principal funds, sequentially, as follows: (i) concurrently, (a) from principal collections related to the Group 1 Mortgage Loans, first to pay any remaining Monoline
                                    Guaranty fee and any Monoline reimbursements not covered by Interest Funds and then to the
                                    Class 1-A Certificates and (b) from principal collections related to the Group 2 Mortgage
                                    Loans to the Class 2-A Certificates (as described below under "Principal Paydown" and "Class
                                    2-A Principal Distributions" below), then (ii) from any remaining principal funds related to all of the Mortgage Loans sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4
                                    and Class B Certificates, each as described more fully under "Principal Paydown" below;
                                    3) Any Excess Cashflow to the Senior Certificates and/or the Subordinate Certificates (as
                                    applicable) to build or restore Overcollateralization as described under
                                    "Overcollateralization Target" and "Principal Paydown," respectively;
                                    4) Any remaining Excess Cashflow to pay (a) any unpaid interest, then (b) to pay any unpaid realized loss amounts sequentially for each class, to the Class M-1, Class M-2, Class M-3,
                                    Class M-4 and Class B Certificates;
                                    5) Any remaining Excess Cashflow to pay Net Rate Carryover for each class of Senior
                                    Certificates and Subordinate Certificates still remaining unpaid after application of amounts received under the applicable Corridor Contract (as described above), payable on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover; and
                                    6) To the Class C Certificates, any remaining amount.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      8

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

Principal Paydown:                  Prior to the Stepdown Date or if a Trigger Event is in effect on any Distribution Date, 100%
                                    of the available principal funds from each Loan Group will be paid to the related Senior
                                    Certificates, provided, however, that if the Senior Certificates have been retired, such amounts will be applied sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4 and
                                    Class B Certificates. If, prior to the Stepdown Date or in a period when a Trigger Event is in effect, one group of Senior Certificates are retired prior to the other group of Senior
                                    Certificates, 100% of the principal collections on the related Mortgage Loans will be paid to the remaining Senior Certificates until they are retired (as described in the Prospectus
                                    Supplement).

                                    On any Distribution Date on or after the Stepdown Date, and if a Trigger Event is not in effect on such Distribution Date, all the Senior Certificates and the Subordinate
                                    Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently and pro rata based on the related principal distribution amount to be paid to such class, to (a) the Class 1-A Certificates and (b) the Class 2-A
                                    Certificates (as described below under "Class 2-A Principal Distributions" below), such that the Senior Certificates in the aggregate will have 17.60% Subordination, (ii) second, to the
                                    Class M-1 Certificates such that the Class M-1 Certificates will have 10.40% Subordination,
                                    (iii) third, to the Class M-2 Certificates such that the Class M-2 Certificates will have
                                    7.00% Subordination, (iv) fourth, to the Class M-3 Certificates such that the Class M-3
                                    Certificates will have 5.00% Subordination, (v) fifth, to the Class M-4 Certificates such that the Class M-4 Certificates will have 3.00% Subordination, (vi) sixth, to the Class B
                                    Certificates such that the Class B Certificates will have 1.00% Subordination; provided, however, that the subordination for each class or classes will be subject to the O/C Floor for the related Loan Group or Loan Groups.

                                    As described in the prospectus supplement, under certain circumstances principal or interest from one Loan Group may be used to pay the Senior Certificates related to the other Loan
                                    Group.

Class 2-A
Principal Distributions:            Principal distributed on the Class 2-A Certificates will be applied sequentially, to the
                                    Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

                                    Provided, however, that if (i) the aggregate certificate principal balance of the Senior
                                    Certificates is greater than the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool and (ii) the aggregate certificate principal balance of the Class 2-A
                                    Certificates is greater than the principal balance of the Mortgage Loans in Loan Group 2, the distributions on the Class 2-A Certificates will be made pro rata based on the certificate principal balances of the Class 2-A Certificates.

            Discount Margin Tables, Corridor Contracts Schedule, Available Funds Schedules and Collateral Tables to Follow



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      9

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                                              Discount Margin Tables (%) (1)
            Class 1-A-1 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.31%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         31           31           31           31          31
            =================================================================================================
             WAL (yr)                            5.28         3.69         2.84         2.29        1.93
             MDUR (yr)                           4.88         3.51         2.74         2.23        1.88
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Sep17        Jul13        Mar11        Oct09        Oct08
            -------------------------------------------------------------------------------------------------


            Class 1-A-1 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.31%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         33           33           33           33          33
            =================================================================================================
             WAL (yr)                            5.64         3.96         3.04         2.44        2.05
             MDUR (yr)                           5.15         3.73         2.91         2.36        1.99
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Dec29        Jun23        Sep18        Jul15        May13
            -------------------------------------------------------------------------------------------------


            Class 2-A-1 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.15%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         15           15           15           15          15
            =================================================================================================
             WAL (yr)                            1.58         1.24         1.00         0.85        0.74
             MDUR (yr)                           1.56         1.23         0.99         0.84        0.74
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Mar07        Nov06        Jul06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------


            Class 2-A-1 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.15%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         15           15           15           15          15
            =================================================================================================
             WAL (yr)                            1.58         1.24         1.00         0.85        0.74
             MDUR (yr)                           1.56         1.23         0.99         0.84        0.74
             First Prin Pay                     Oct04        Oct04        Oct04        Oct04        Oct04
             Last Prin Pay                      Mar07        Nov06        Jul06        Mar06        Dec05
            -------------------------------------------------------------------------------------------------



(1)  See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      10

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

            Class 2-A-2 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.35%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         35           35           35           35          35
            =================================================================================================
             WAL (yr)                            5.41         3.78         2.95         2.40        2.07
             MDUR (yr)                           5.09         3.63         2.86         2.35        2.04
             First Prin Pay                     Mar07        Nov06        Jul06        Mar06        Dec05
             Last Prin Pay                      Feb15        Oct11        Dec09        Oct08        Jul07
            -------------------------------------------------------------------------------------------------


            Class 2-A-2 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.35%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         35           35           35           35          35
            =================================================================================================
             WAL (yr)                            5.41         3.78         2.95         2.40        2.07
             MDUR (yr)                           5.09         3.63         2.86         2.35        2.04
             First Prin Pay                     Mar07        Nov06        Jul06        Mar06        Dec05
             Last Prin Pay                      Feb15        Oct11        Dec09        Oct08        Jul07
            -------------------------------------------------------------------------------------------------


            Class 2-A-3 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.53%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         53           53           53           53          53
            =================================================================================================
             WAL (yr)                           12.44         8.45         6.24         4.86        3.79
             MDUR (yr)                          10.84         7.70         5.82         4.61        3.64
             First Prin Pay                     Feb15        Oct11        Dec09        Oct08        Jul07
             Last Prin Pay                      Sep17        Jul13        Mar11        Oct09        Oct08
            -------------------------------------------------------------------------------------------------


            Class 2-A-3 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.53%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         60           61           62           62          62
            =================================================================================================
             WAL (yr)                           14.95        10.30         7.64         5.90        4.62
             MDUR (yr)                          12.58         9.14         6.99         5.51        4.37
             First Prin Pay                     Feb15        Oct11        Dec09        Oct08        Jul07
             Last Prin Pay                      Jan30        Jun23        Oct18        Aug15        May13
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      11

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

            Class M-1 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.65%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         65           65           65           65          65
            =================================================================================================
             WAL (yr)                            8.78         5.99         4.55         3.87        3.63
             MDUR (yr)                           7.84         5.55         4.30         3.70        3.48
             First Prin Pay                     Apr09        Nov07        Oct07        Dec07        Jan08
             Last Prin Pay                      Sep17        Jul13        Mar11        Oct09        Oct08
            -------------------------------------------------------------------------------------------------


            Class M-1 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         0.65%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                         67           67           67           67          67
            =================================================================================================
             WAL (yr)                            9.38         6.42         4.88         4.11        3.82
             MDUR (yr)                           8.27         5.89         4.58         3.90        3.65
             First Prin Pay                     Apr09        Nov07        Oct07        Dec07        Jan08
             Last Prin Pay                      Aug23        Oct17        Jun14        Mar12        Sep10
            -------------------------------------------------------------------------------------------------


            Class M-2 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.10%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        110          110          110          110          110
            =================================================================================================
             WAL (yr)                            8.78         5.99         4.54         3.81        3.48
             MDUR (yr)                           7.66         5.46         4.23         3.60        3.31
             First Prin Pay                     Apr09        Nov07        Oct07        Nov07        Dec07
             Last Prin Pay                      Sep17        Jul13        Mar11        Oct09        Oct08
            -------------------------------------------------------------------------------------------------


            Class M-2 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.10%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        112          112          112          112          112
            =================================================================================================
             WAL (yr)                            9.18         6.28         4.76         3.96        3.61
             MDUR (yr)                           7.94         5.68         4.41         3.74        3.42
             First Prin Pay                     Apr09        Nov07        Oct07        Nov07        Dec07
             Last Prin Pay                      Mar21        Jan16        Feb13        Mar11        Nov09
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      12

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

            Class M-3 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.20%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        120          120          120          120          120
            =================================================================================================
             WAL (yr)                            8.78         5.99         4.54         3.80        3.42
             MDUR (yr)                           7.62         5.44         4.22         3.58        3.25
             First Prin Pay                     Apr09        Nov07        Oct07        Oct07        Nov07
             Last Prin Pay                      Sep17        Jul13        Mar11        Oct09        Oct08
            -------------------------------------------------------------------------------------------------


            Class M-3 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.20%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        121          121          121          121          121
            =================================================================================================
             WAL (yr)                            8.93         6.10         4.62         3.85        3.47
             MDUR (yr)                           7.73         5.52         4.29         3.63        3.29
             First Prin Pay                     Apr09        Nov07        Oct07        Oct07        Nov07
             Last Prin Pay                      May19        Sep14        Feb12        May10        Apr09
            -------------------------------------------------------------------------------------------------


            Class M-4 (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.40%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        140          140          140          140          140
            =================================================================================================
             WAL (yr)                            8.49         5.80         4.40         3.65        3.31
             MDUR (yr)                           7.35         5.25         4.09         3.44        3.14
             First Prin Pay                     Apr09        Nov07        Oct07        Oct07        Oct07
             Last Prin Pay                      Sep17        Jul13        Mar11        Oct09        Oct08
            -------------------------------------------------------------------------------------------------


            Class M-4 (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.40%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        140          140          140          140          140
            =================================================================================================
             WAL (yr)                            8.49         5.80         4.40         3.65        3.31
             MDUR (yr)                           7.35         5.25         4.09         3.44        3.14
             First Prin Pay                     Apr09        Nov07        Oct07        Oct07        Oct07
             Last Prin Pay                      Sep17        Jul13        Mar11        Oct09        Oct08
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      13

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

            Class B (To Call)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.90%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        190          190          190          190          190
            =================================================================================================
             WAL (yr)                            6.96         4.77         3.69         3.22        3.08
             MDUR (yr)                           6.08         4.34         3.44         3.02        2.90
             First Prin Pay                     Apr09        Nov07        Oct07        Oct07        Oct07
             Last Prin Pay                      Jan15        Oct11        Dec09        Oct08        Dec07
            -------------------------------------------------------------------------------------------------


            Class B (To Maturity)
            -------------------------------------------------------------------------------------------------
                 Margin                         1.90%
            -------------------------------------------------------------------------------------------------
            Percent of Pricing Prepayment        50%          75%          100%         125%        150%
            Speed

            =================================================================================================
              DM @ 100-00                        190          190          190          190          190
            =================================================================================================
             WAL (yr)                            6.96         4.77         3.69         3.22        3.08
             MDUR (yr)                           6.08         4.34         3.44         3.02        2.90
             First Prin Pay                     Apr09        Nov07        Oct07        Oct07        Oct07
             Last Prin Pay                      Jan15        Oct11        Dec09        Oct08        Dec07
            -------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement
                                      14


     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                           Class 1-A Available Funds Rate Schedule (1)

-------------------------------------------------------------        -------------------------------------------------------------
                     Available Funds        Available Funds                               Available Funds        Available Funds
     Period               Rate (%)              Rate (%)                 Period               Rate (%)              Rate (%)
                            (2)                   (3)                 -------------     ------------------  ----------------------
                                                                                                (2)                  (3)
       1                   6.713                 6.713                     41                  6.917                10.500
       2                   5.619                10.000                     42                  7.403                10.500
       3                   5.808                10.000                     43                  6.920                10.500
       4                   5.619                10.000                     44                  7.153                10.500
       5                   5.619                10.000                     45                  6.920                10.500
       6                   6.228                10.000                     46                  7.153                10.500
       7                   5.619                10.000                     47                  6.920                10.500
       8                   5.808                10.000                     48                  6.919                10.500
       9                   5.619                10.000                     49                  7.152                11.500
       10                  5.808                10.000                     50                  6.919                11.500
       11                  5.619                10.000                     51                  7.152                11.500
       12                  5.619                10.000                     52                  6.918                11.500
       13                  5.808                10.000                     53                  6.918                11.500
       14                  5.619                10.000                     54                  7.666                12.736
       15                  5.808                10.000                     55                  6.918                11.500
       16                  5.619                10.000                     56                  7.150                11.880
       17                  5.619                10.000                     57                  6.917                11.500
       18                  6.228                10.000                     58                  7.150                11.877
       19                  5.619                10.000                     59                  6.916                11.500
       20                  5.808                10.000                     60                  6.916                12.096
       21                  5.618                10.000                     61                  7.149                12.500
       22                  5.824                10.000                     62                  6.916                12.093
       23                  5.891                10.000                     63                  7.148                12.497
       24                  5.903                10.000                     64                  6.915                12.090
       25                  6.102                10.000                     65                  6.915                12.088
       26                  5.892                10.000                     66                  7.663                13.389
       27                  6.090                10.000                     67                  6.914                12.085
       28                  5.891                10.000                     68                  7.147                12.489
       29                  5.893                10.000                     69                  6.913                12.082
       30                  6.541                10.000                     70                  7.146                12.485
       31                  5.902                10.000                     71                  6.913                12.078
       32                  6.100                10.000                     72                  6.913                12.077
       33                  5.901                10.000                     73                  7.145                12.480
       34                  6.100                10.000                     74                  6.912                12.073
       35                  5.924                10.000                     75                  7.144                12.476
       36                  6.918                10.000                     76                  6.911                12.070
       37                  7.151                10.500                     77                  6.911                12.068
       38                  6.917                10.500                     78                  7.658                13.366
       39                  7.150                10.500               -------------------------------------------------------------
       40                  6.917                10.500
-------------------------------------------------------------

(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.758%, 6-Month LIBOR stays at 2.070%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                           Class 2-A Available Funds Rate Schedule (1)
-------------------------------------------------------------        -------------------------------------------------------------
                     Available Funds        Available Funds                               Available Funds        Available Funds
     Period               Rate (%)              Rate (%)                 Period               Rate (%)              Rate (%)
                            (2)                   (3)                 -------------     ------------------  ----------------------
                                                                                                (2)                  (3)
       1                   6.651                 6.651                     41                  6.928                10.500
       2                   5.578                 8.500                     42                  7.415                10.500
       3                   5.764                 8.500                     43                  6.937                10.500
       4                   5.578                 8.500                     44                  7.168                10.500
       5                   5.579                 8.500                     45                  6.936                10.500
       6                   6.177                 8.500                     46                  7.167                10.500
       7                   5.579                 8.500                     47                  6.935                10.500
       8                   5.765                 8.500                     48                  6.935                10.500
       9                   5.578                 8.500                     49                  7.166                11.500
       10                  5.764                 8.500                     50                  6.934                11.500
       11                  5.579                 8.500                     51                  7.165                11.500
       12                  5.579                 8.500                     52                  6.933                11.500
       13                  5.765                 8.500                     53                  6.933                11.500
       14                  5.579                 8.500                     54                  7.675                12.604
       15                  5.765                 8.500                     55                  6.932                11.500
       16                  5.579                 8.500                     56                  7.162                11.760
       17                  5.580                 8.500                     57                  6.931                11.500
       18                  6.178                 8.500                     58                  7.161                11.756
       19                  5.580                 8.500                     59                  6.930                11.500
       20                  5.766                 8.500                     60                  6.929                11.972
       21                  5.580                 8.500                     61                  7.160                12.370
       22                  5.810                 8.500                     62                  6.928                12.000
       23                  5.901                 8.500                     63                  7.159                12.364
       24                  5.903                 8.500                     64                  6.928                12.000
       25                  6.097                 9.500                     65                  6.927                12.000
       26                  5.885                 9.500                     66                  7.669                13.239
       27                  6.080                 9.500                     67                  6.926                12.000
       28                  5.884                 9.500                     68                  7.156                12.350
       29                  5.887                 9.500                     69                  6.925                12.000
       30                  6.530                 9.500                     70                  7.155                12.344
       31                  5.898                 9.500                     71                  6.924                12.000
       32                  6.094                 9.500                     72                  6.923                12.000
       33                  5.897                 9.500                     73                  7.154                12.335
       34                  6.103                 9.500                     74                  6.922                12.000
       35                  6.052                 9.500                     75                  7.152                12.329
       36                  6.924                 9.500                     76                  6.921                12.000
       37                  7.156                10.500                     77                  6.921                12.000
       38                  6.924                10.500                     78                  7.661                13.200
       39                  7.155                10.500               ------------------------------------------------------------
       40                  6.924                10.500
-------------------------------------------------------------


(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.758%, 6-Month LIBOR stays at 2.070%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

                                   Floating Rate Subordinate Available Funds Rate Schedule (1)

-------------------------------------------------------------        -------------------------------------------------------------
                     Available Funds        Available Funds                               Available Funds        Available Funds
     Period               Rate (%)              Rate (%)                 Period               Rate (%)              Rate (%)
                            (2)                   (3)                 -------------     ------------------  ----------------------
                                                                                                (2)                  (3)
       1                   6.718                 6.718                     41                  6.958                10.500
       2                   5.634                 8.500                     42                  7.444                10.500
       3                   5.822                 8.500                     43                  6.964                10.500
       4                   5.634                 8.500                     44                  7.196                10.500
       5                   5.635                 8.500                     45                  6.964                10.500
       6                   6.238                 8.500                     46                  7.195                10.500
       7                   5.635                 8.500                     47                  6.963                10.500
       8                   5.822                 8.500                     48                  6.963                10.500
       9                   5.634                 8.500                     49                  7.194                11.500
       10                  5.822                 8.500                     50                  6.962                11.500
       11                  5.635                 8.500                     51                  7.194                11.500
       12                  5.635                 8.500                     52                  6.961                11.500
       13                  5.822                 8.500                     53                  6.961                11.500
       14                  5.635                 8.500                     54                  7.706                12.706
       15                  5.822                 8.500                     55                  6.960                11.500
       16                  5.635                 8.500                     56                  7.192                11.856
       17                  5.635                 8.500                     57                  6.959                11.500
       18                  6.239                 8.500                     58                  7.191                11.853
       19                  5.635                 8.500                     59                  6.959                11.500
       20                  5.823                 8.500                     60                  6.958                12.070
       21                  5.635                 8.500                     61                  7.190                12.471
       22                  5.853                 8.500                     62                  6.957                12.067
       23                  5.931                 8.500                     63                  7.189                12.467
       24                  5.938                 8.500                     64                  6.957                12.063
       25                  6.135                 9.500                     65                  6.956                12.060
       26                  5.924                 9.500                     66                  7.701                13.350
       27                  6.121                 9.500                     67                  6.955                12.056
       28                  5.923                 9.500                     68                  7.187                12.456
       29                  5.926                 9.500                     69                  6.955                12.052
       30                  6.571                 9.500                     70                  7.186                12.451
       31                  5.935                 9.500                     71                  6.954                12.047
       32                  6.133                 9.500                     72                  6.953                12.045
       33                  5.935                 9.500                     73                  7.185                12.444
       34                  6.137                 9.500                     74                  6.952                12.040
       35                  6.023                 9.500                     75                  7.184                12.439
       36                  6.956                 9.500                     76                  6.952                12.035
       37                  7.189                10.500                     77                  6.951                12.033
       38                  6.956                10.500                     78                  7.695                13.319
       39                  7.188                10.500               ------------------------------------------------------------
       40                  6.956                10.500
-------------------------------------------------------------



(1) Subject to those limitations set forth under "Pass-Through Rate" of the attached Computational Materials.

(2) Assumes that 1-Month LIBOR stays at 1.758%, 6-Month LIBOR stays at 2.070%, the collateral is run at the Pricing Prepayment Speed to call and includes all projected cash proceeds (if any) from the Corridor Contract.

(3) Assumes that 1-Month and 6-Month LIBOR instantaneously increase by 2000 basis points, the collateral is run at the Pricing Prepayment Speed and includes all projected cash proceeds (if any) from the Corridor Contract.

-----------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                           Class 1-A Corridor Contract Agreement Schedule and Strike Rates

     -----------------------------------------------------------------------------------------------------------------------------
                  Notional Schedule   Cap Strike      Cap Ceiling                 Notional Schedule  Cap Strike      Cap Ceiling
       Period            ($)               (%)             (%)         Period            ($)             (%)             (%)
     -----------------------------------------------------------------------------------------------------------------------------
          1           623,560,000       6.53258         9.75000           31          270,645,475      6.09011         9.73667
          2           620,127,073       5.43863         9.75000           32          260,281,045      6.30108         9.73622
          3           615,835,804       5.62826         9.75000           33          250,245,202      6.08941         9.73667
          4           610,688,977       5.43865         9.75000           34          240,527,528      6.30242         9.72863
          5           604,692,593       5.43866         9.75000           35          231,118,193      6.17645         9.54929
          6           597,855,913       6.04817         9.75000           36          222,011,674      7.51916         9.54162
          7           590,191,480       5.43868         9.75000           37          213,056,089      7.77837        10.03431
          8           581,715,131       5.62832         9.75000           38          213,056,089      7.51907        10.04122
          9           572,446,510       5.43870         9.75000           39          208,008,320      7.77771        10.03422
         10           562,413,697       5.62834         9.75000           40          201,316,352      7.52078        10.03421
         11           551,655,472       5.43873         9.75000           41          194,839,174      7.58674         9.85420
         12           540,386,222       5.43871         9.75000           42          188,574,136      9.24163         9.81750
         13           529,324,743       5.62831         9.75000           43          182,536,487      8.62917         9.84505
         14           518,467,862       5.43866         9.75000           44          176,691,688      8.92449         9.83154
         15           507,811,800       5.62826         9.75000           45          171,033,580      8.62790         9.84502
         16           497,352,847       5.43862         9.75000           46          165,556,213      8.92521         9.82855
         17           487,087,363       5.43859         9.75000           47          160,253,883      8.67381         9.70288
         18           477,011,773       6.04806         9.75000           48          155,123,302      9.28416         9.28416
         19           467,122,570       5.43855         9.75000           49          150,174,520      9.60154        10.23629
         20           457,416,309       5.62814         9.75000           50          145,383,324      9.28292        10.26915
         21           447,889,613       5.43850         9.75000           51          140,744,695      9.59982        10.23663
         22           438,539,163       5.65624         9.75000           52          136,253,783      9.28271        10.27096
         23           429,359,997       5.84284         9.75000           53          131,905,891      9.31332        10.28340
         24           420,290,481       5.86015         9.75000
         25           411,141,812       6.06270         9.75000
         26           396,966,120       5.84235         9.75000
         27           363,796,790       6.04515         9.75000
         28           333,049,662       5.84659         9.74623
         29           304,702,823       6.06030         9.73831
         30           281,360,674       6.76936         9.73523
     -----------------------------------------------------------------------------------------------------------------------------


     Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                 Class 2-A Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
               Notional Schedule    Cap Strike      Cap Ceiling                  Notional Schedule    Cap Strike    Cap Ceiling
    Period            ($)                (%)             (%)         Period             ($)              (%)            (%)
---------------------------------------------------------------------------------------------------------------------------------
        1         605,220,000          6.40134        8.25000           47          155,977,368        8.63026        9.69050
        2         601,836,377          5.32843        8.25000           48          151,009,303        9.19081        9.33322
        3         597,617,397          5.51425        8.25000           49          146,215,393        9.50567       10.30301
        4         592,565,888          5.32819        8.25000           50          141,573,736        9.18953       10.33386
        5         586,687,817          5.32902        8.25000           51          137,079,479        9.50267       10.30364
        6         579,992,455          5.92663        8.25000           52          132,727,942        9.19200       10.33433
        7         572,492,039          5.32876        8.25000           53          128,514,659        9.23631       10.26580
        8         564,202,749          5.51458        8.25000           54          124,436,378       10.36862       10.36862
        9         555,143,785          5.32849        8.25000           55          120,498,365        9.33988        9.45645
       10         545,337,051          5.51430        8.25000           56          116,685,110        9.65786        9.65786
       11         534,837,828          5.32917        8.25000           57          112,992,646        9.33660        9.45797
       12         523,937,842          5.32911        8.25000           58          109,417,057        9.65920        9.65920
       13         513,238,193          5.51502        8.25000           59          105,954,644        9.38119        9.45325
       14         502,736,111          5.32899        8.25000           60          102,602,315        9.48626        9.48626
       15         492,427,952          5.51490        8.25000           61           99,360,277        9.80916        9.80916
       16         482,310,137          5.32887        8.25000           62           96,217,410        9.48300        9.51492
       17         472,379,154          5.32976        8.25000           63           93,173,969        9.80568        9.80568
       18         462,631,628          5.92752        8.25000           64           90,226,807        9.48432        9.52153
       19         453,064,102          5.33005        8.24979           65           87,372,878        9.52572        9.56561
       20         443,673,289          5.51599        8.24979           66           84,609,232       10.68624       10.68624
       21         434,455,894          5.32992        8.24979           67           81,933,012        9.62624        9.67161
       22         425,402,862          5.58391        8.24980           68           79,341,452        9.95353        9.95353
       23         416,510,422          5.76333        8.24818           69           76,831,873        9.62250        9.67347
       24         407,726,352          5.76617        8.24818           70           74,401,681        9.95381        9.95381
       25         398,318,542          5.96301        9.24794           71           72,048,364        9.65923        9.71593
       26         382,173,690          5.74266        9.24807           72           69,769,490        9.74362        9.80323
       27         350,416,785          5.94190        9.24799           73           67,562,704       10.07480       10.07480
       28         320,966,279          5.76229        9.24367           74           65,425,724        9.73968        9.80522
       29         294,119,027          5.98903        9.24121           75           63,356,341       10.07052       10.07052
       30         273,135,693          6.68381        9.23997           76           61,352,418        9.73875        9.81035
       31         262,784,466          6.01234        9.24069           77           59,411,882        9.76522        9.83990
       32         252,775,640          6.22056        9.24038           78           57,532,728       10.91072       10.91072
       33         243,083,038          6.01133        9.24069
       34         233,696,657          6.24112        9.22003
       35         224,606,682          6.28552        9.05471
       36         215,802,249          7.41605        9.05396
       37         207,134,797          7.67268       10.04725
       38         207,134,797          7.41657       10.05378
       39         202,212,210          7.67156       10.04722
       40         195,734,186          7.42755       10.03238
       41         189,464,065          7.58955        9.84819
       42         183,400,986          9.11318        9.81864
       43         177,555,343          8.50964        9.84655
       44         171,895,981          8.80052        9.83314
       45         166,416,938          8.50749        9.84663
       46         161,112,475          8.80718        9.81515
---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

     [COMPANY LOGO] Countrywide                                                                       Computational Materials for
     --------------------------                                            Countrywide Asset-Backed Certificates, Series 2004-AB1
       SECURITIES CORPORATION
A Countrywide Capital Markets Company
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                Subordinate Corridor Contract Agreement Schedule and Strike Rates

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
               Notional Schedule    Cap Strike      Cap Ceiling                  Notional Schedule    Cap Strike    Cap Ceiling
    Period            ($)                (%)             (%)         Period             ($)              (%)            (%)
---------------------------------------------------------------------------------------------------------------------------------
        1         111,220,000          6.46794        8.25000           47          67,544,539          8.65233       9.69678
        2         111,220,000          5.38435        8.25000           48          65,387,547          9.23811       9.30082
        3         111,220,000          5.57211        8.25000           49          63,306,583          9.50000      10.21496
        4         111,220,000          5.38424        8.25000           50          61,291,799          9.23685      10.30108
        5         111,220,000          5.38466        8.25000           51          59,341,086          9.50000      10.21781
        6         111,220,000          5.98831        8.25000           52          57,452,407          9.23795      10.30223
        7         111,220,000          5.38454        8.25000           53          55,623,807          9.27532      10.27472
        8         111,220,000          5.57229        8.24999           54          53,853,667          9.50000       9.50000
        9         111,220,000          5.38441        8.24999           55          52,144,713          9.38696       9.41110
       10         111,220,000          5.57215        8.24998           56          50,489,981          9.70687       9.70687
       11         111,220,000          5.38475        8.24998           57          48,887,745          9.38438       9.41231
       12         111,220,000          5.38471        8.24998           58          47,336,324          9.70727       9.70727
       13         111,220,000          5.57250        8.24999           59          45,834,083          9.42204       9.42333
       14         111,220,000          5.38463        8.24998           60          44,379,355          9.53634       9.53634
       15         111,220,000          5.57241        8.24999           61          42,972,693          9.86129       9.86129
       16         111,220,000          5.38455        8.24999           62          41,609,809          9.53379       9.53379
       17         111,220,000          5.38497        8.24998           63          40,290,115          9.85853       9.85853
       18         111,220,000          5.98867        8.24998           64          39,012,241          9.53416       9.53416
       19         111,220,000          5.38510        8.24989           65          37,774,863          9.57007       9.57007
       20         111,220,000          5.57289        8.24988           66          36,576,698         10.00000      10.00000
       21         111,220,000          5.38501        8.24989           67          35,416,504          9.67997       9.67997
       22         111,220,000          5.62061        8.24990           68          34,293,079         10.00944      10.00944
       23         111,220,000          5.80367        8.24909           69          33,205,257          9.67699       9.67699
       24         111,220,000          5.81385        8.24910           70          32,151,911         10.00906      10.00906
       25         111,220,000          6.01359        9.24898           71          31,131,948          9.70815       9.70815
       26         111,220,000          5.79324        9.24904           72          30,144,312          9.80022       9.80022
       27         111,220,000          5.99428        9.24900           73          29,187,978         10.13368      10.13368
       28         111,220,000          5.80506        9.24496           74          28,261,954          9.79709       9.79709
       29         111,220,000          6.02519        9.23973           75          27,365,280         10.13028      10.13028
       30         111,220,000          6.72721        9.23755           76          26,497,027          9.79588       9.79588
       31         111,220,000          6.05179        9.23863           77          25,656,294          9.81892       9.81892
       32         111,220,000          6.26141        9.23825           78          24,842,209          10.50000      10.50000
       33         111,220,000          6.05094        9.23864
       34         111,220,000          6.27222        9.22439
       35         111,220,000          6.23018        9.05197
       36         111,220,000          7.46837        9.04769
       37         111,220,000          7.72630        10.04067
       38          94,161,552          7.46856        10.04739
       39          87,619,919          7.72538        10.04062
       40          84,806,911          7.47482        10.03331
       41          82,084,187          7.58813        9.85124
       42          79,450,997          9.17830        9.81806
       43          76,912,818          8.57023        9.84579
       44          74,455,619          8.86336        9.83233
       45          72,076,810          8.56852        9.84582
       46          69,773,894          8.86700        9.82194
---------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


                                                                         Description

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
30Y LIB6M                       $347,920         1          0.05         $347,920         5.750       358.00       675      95.0
2/28 LIB6M                   $12,023,062        77          1.67         $156,144         7.515       358.11       684      98.0
2/28 LIB6M - IO             $139,292,790       602         19.38         $231,383         6.391       358.11       683      81.0
3/27 LIB6M                   $71,439,053       431          9.94         $165,752         7.868       358.71       679      97.9
3/27 LIB6M - IO             $485,938,588     2,025         67.62         $239,970         6.458       358.89       680      81.5
30Yr Fixed                    $1,463,566         9          0.20         $162,618         7.527       358.96       698      97.7
30Yr Fixed - IO               $8,156,736        33          1.13         $247,174         6.616       359.33       671      76.5

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                                         Description

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
ARM 360                     $709,041,413     3,136         98.66         $226,097         6.604       358.70       681      83.3
Fixed 360                     $9,620,302        42          1.34         $229,055         6.755       359.27       675      79.8

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                                         Range of         Current       Balance

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
$0.01 - $25,000.00               $24,694         1          0.00          $24,694        12.750       359.00       677      95.0
$25,000.01 - $50,000.00         $144,953         3          0.02          $48,318         8.823       359.31       653      92.2
$50,000.01 - $75,000.00       $4,653,841        73          0.65          $63,751         8.066       358.63       680      91.2
$75,000.01 - $100,000.00     $18,675,144       209          2.60          $89,355         7.403       358.53       676      88.3
$100,000.01 - $150,000.00    $77,634,468       614         10.80         $126,441         6.932       358.63       675      85.0





$150,000.01 - $200,000.00   $110,188,961       628         15.33         $175,460         6.749       358.68       679      84.1
$200,000.01 - $250,000.00   $110,939,596       493         15.44         $225,030         6.543       358.69       683      82.6
$250,000.01 - $300,000.00   $111,858,132       409         15.56         $273,492         6.513       358.76       678      82.5
$300,000.01 - $350,000.00    $93,137,804       287         12.96         $324,522         6.504       358.77       683      83.0
$350,000.01 - $400,000.00    $91,381,626       244         12.72         $374,515         6.437       358.63       683      82.1
$400,000.01 - $450,000.00    $45,865,145       108          6.38         $424,677         6.410       358.82       680      82.9
$450,000.01 - $500,000.00    $36,599,353        77          5.09         $475,316         6.459       358.95       686      82.7
$500,000.01 - $550,000.00     $8,890,817        17          1.24         $522,989         6.251       358.95       693      84.2
$550,000.01 - $600,000.00     $8,029,680        14          1.12         $573,549         6.088       358.50       694      80.3
$600,000.01 - $650,000.00       $637,500         1          0.09         $637,500         8.250       359.00       642      75.0

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                                         State

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
Alabama                       $2,837,949        21          0.39         $135,140         7.460       359.00       664      92.8
Arizona                      $28,732,093       185          4.00         $155,309         6.673       358.38       675      83.3
Arkansas                      $1,054,445        11          0.15          $95,859         7.945       358.61       681     100.0
California                  $395,026,322     1,362         54.97         $290,034         6.284       358.80       683      80.7
Colorado                     $27,800,345       158          3.87         $175,952         6.369       358.87       682      81.4
Connecticut                   $1,942,188         9          0.27         $215,799         6.776       359.02       682      85.7
Delaware                        $409,211         2          0.06         $204,605         8.057       357.34       667      93.9
District of Columbia            $841,560         3          0.12         $280,520         7.158       358.52       667      72.6
Florida                      $28,856,959       164          4.02         $175,957         7.221       358.72       680      89.4
Georgia                      $14,429,964        80          2.01         $180,375         7.413       358.76       666      90.7
Hawaii                        $4,307,273        16          0.60         $269,205         6.685       359.03       686      82.1
Idaho                         $2,299,341        16          0.32         $143,709         7.044       358.86       671      83.6
Illinois                     $12,173,872        59          1.69         $206,337         7.461       358.68       694      87.9
Indiana                       $2,890,418        23          0.40         $125,670         6.999       358.40       703      88.9
Iowa                             $83,469         1          0.01          $83,469         7.250       358.00       660      95.0
Kansas                        $2,413,887        18          0.34         $134,105         8.603       358.63       664      97.4
Kentucky                      $1,976,267        16          0.27         $123,517         7.771       358.28       668      94.1


Louisiana                     $1,388,756         8          0.19         $173,595         7.775       358.93       675      94.0
Maine                           $527,934         3          0.07         $175,978         8.536       359.31       656      93.8
Maryland                     $11,931,646        46          1.66         $259,384         7.015       358.59       672      83.6
Massachusetts                 $5,153,209        21          0.72         $245,391         7.081       358.98       692      87.7
Michigan                     $12,651,836        82          1.76         $154,291         7.270       358.44       672      87.6
Minnesota                    $14,357,826        76          2.00         $188,919         7.350       358.64       674      87.9
Mississippi                     $951,390         7          0.13         $135,913         8.419       358.73       659      98.2
Missouri                      $4,182,040        35          0.58         $119,487         7.229       358.19       678      91.2
Montana                         $511,699         3          0.07         $170,566         7.187       359.07       670      86.4
Nebraska                        $150,400         1          0.02         $150,400         7.880       359.00       672      80.0
Nevada                       $20,327,664       102          2.83         $199,291         6.538       358.59       673      82.0
New Hampshire                 $1,847,559         9          0.26         $205,284         7.055       358.90       694      89.0
New Jersey                    $2,652,524        12          0.37         $221,044         7.826       358.85       678      88.4
New Mexico                      $324,557         3          0.05         $108,186         8.172       357.28       711      97.0
New York                      $5,943,723        21          0.83         $283,034         7.407       358.95       682      90.6
North Carolina                $4,704,204        33          0.65         $142,552         7.676       358.76       672      95.6
Ohio                          $4,563,517        33          0.64         $138,288         7.377       358.19       680      89.8
Oklahoma                        $427,421         5          0.06          $85,484         7.495       358.17       663      93.6
Oregon                        $9,118,428        55          1.27         $165,790         6.606       358.38       682      81.6
Pennsylvania                  $2,504,901        21          0.35         $119,281         8.067       358.83       667      93.6
Rhode Island                    $458,000         2          0.06         $229,000         7.158       359.55       657      79.2
South Carolina                $1,149,577         7          0.16         $164,225         6.918       358.70       680      90.2
South Dakota                    $176,720         2          0.02          $88,360         6.613       357.47       652      80.0
Tennessee                     $5,518,434        44          0.77         $125,419         7.215       358.55       674      94.5
Texas                        $14,992,228        96          2.09         $156,169         7.324       358.44       677      87.7
Utah                         $11,432,954        70          1.59         $163,328         6.549       358.72       678      82.5
Virginia                     $27,474,484       103          3.82         $266,743         6.942       358.46       676      85.1
Washington                   $21,251,137       112          2.96         $189,742         6.424       358.36       680      84.3
West Virginia                 $1,122,821         7          0.16         $160,403         7.466       358.61       653      87.3
Wisconsin                     $2,644,164        14          0.37         $188,869         7.582       358.87       666      89.8
Wyoming                         $144,400         1          0.02         $144,400         6.950       358.00       644      80.0

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3


                                                                         Loan-to-Value    Ratios

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
<= 50.00                      $3,175,498        14          0.44         $226,821         6.302       358.47       691      43.8
50.01 - 55.00                 $1,357,350         8          0.19         $169,669         5.751       358.52       666      53.4
55.01 - 60.00                 $2,421,600        12          0.34         $201,800         6.328       358.89       669      57.3
60.01 - 65.00                 $4,280,616        15          0.60         $285,374         6.007       358.79       678      63.2
65.01 - 70.00                 $7,054,928        27          0.98         $261,294         6.203       358.59       681      68.3
70.01 - 75.00                $13,989,094        47          1.95         $297,640         6.360       358.79       667      73.7
75.01 - 80.00               $477,426,599     2,072         66.43         $230,418         6.375       358.72       682      79.9
80.01 - 85.00                $24,438,830        89          3.40         $274,594         6.434       358.70       676      84.4
85.01 - 90.00                $69,207,131       233          9.63         $297,026         6.656       358.81       676      89.6
90.01 - 95.00                $44,331,125       225          6.17         $197,027         7.402       358.72       678      94.6
95.01 - 100.00               $70,978,944       436          9.88         $162,796         7.843       358.58       683      99.8

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                           Range         of               Current       Gross        Coupon

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
4.001 - 4.500                 $1,253,682         4          0.17         $313,420         4.470       358.00       710      80.0
4.501 - 5.000                 $6,436,619        25          0.90         $257,465         4.893       358.44       683      78.9
5.001 - 5.500                $44,693,074       174          6.22         $256,857         5.356       358.29       695      78.3
5.501 - 6.000               $139,160,908       532         19.36         $261,581         5.844       358.63       686      80.7
6.001 - 6.500               $199,209,009       815         27.72         $244,428         6.320       358.81       683      81.5
6.501 - 7.000               $167,239,802       749         23.27         $223,284         6.782       358.78       678      83.1
7.001 - 7.500                $69,087,617       350          9.61         $197,393         7.292       358.63       673      86.1
7.501 - 8.000                $45,994,390       247          6.40         $186,212         7.794       358.80       673      89.4
8.001 - 8.500                $19,393,229       114          2.70         $170,116         8.308       358.89       664      90.4
8.501 - 9.000                $14,577,527        89          2.03         $163,792         8.789       358.65       670      97.0
9.001 - 9.500                 $5,504,875        34          0.77         $161,908         9.315       358.80       668      98.4
9.501 - 10.000                $3,510,507        27          0.49         $130,019         9.792       358.62       674      98.7




10.001 - 10.500               $1,566,208         8          0.22         $195,776        10.408       359.30       652      98.2
10.501 - 11.000                 $577,924         5          0.08         $115,585        10.879       359.07       690      99.3
11.001 - 11.500                 $431,648         4          0.06         $107,912        11.409       358.73       664      99.1
12.501 - 13.000                  $24,694         1          0.00          $24,694        12.750       359.00       677      95.0

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                                         Property         Type

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
SFR                         $506,746,093     2,252         70.51         $225,020         6.578       358.72       681      83.3
PUD                         $132,702,940       565         18.47         $234,872         6.632       358.63       677      83.5
CND                          $64,500,334       303          8.98         $212,872         6.599       358.77       682      82.3
2 FAM                        $10,599,552        42          1.47         $252,370         7.434       358.90       691      89.1
3 FAM                         $1,525,100         5          0.21         $305,020         7.257       358.45       697      76.2
CNDP                          $1,509,654         7          0.21         $215,665         7.017       358.62       698      84.0
4 FAM                           $955,541         3          0.13         $318,514         7.815       358.00       662      65.8
MNF                             $122,500         1          0.02         $122,500         7.875       360.00       712      49.0

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                                         Purpose


                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
PUR                         $533,170,094     2,414         74.19         $220,866         6.617       358.68       684      83.3
RCO                         $162,638,057       657         22.63         $247,547         6.614       358.82       671      83.1
RNC                          $22,853,564       107          3.18         $213,585         6.314       358.64       676      83.1

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3


                                                                         Occupancy

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
OO                          $707,275,484     3,123         98.42         $226,473         6.599       358.71       680      83.3
INV                           $8,043,021        38          1.12         $211,658         6.847       358.77       695      78.4
2H                            $3,343,210        17          0.47         $196,659         7.680       359.24       685      89.7

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                  Range    of            Months           Remaining     to      Scheduled Maturity

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
301 - 360                   $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                           Collateral    Grouped          by            Document Type

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
STATED INCOME               $395,644,035     1,642         55.05         $240,953         6.714       358.79       683      81.9
FULL                        $323,017,680     1,536         44.95         $210,298         6.474       358.62       678      84.9

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                                         Collateral       Grouped       by FICO



                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
801 - 820                     $1,092,800         4          0.15         $273,200         5.873       357.63       804      72.8
781 - 800                     $6,074,777        27          0.85         $224,992         6.570       358.80       788      85.5
761 - 780                    $15,052,783        59          2.09         $255,132         6.109       358.63       770      83.6
741 - 760                    $29,845,622       119          4.15         $250,804         6.370       358.56       750      83.7
721 - 740                    $49,734,768       208          6.92         $239,109         6.324       358.68       729      83.1
701 - 720                    $65,956,223       280          9.18         $235,558         6.431       358.53       710      82.9
681 - 700                   $114,574,002       502         15.94         $228,235         6.518       358.65       689      83.3
661 - 680                   $187,679,295       844         26.12         $222,369         6.619       358.75       670      83.2
641 - 660                   $237,566,216     1,083         33.06         $219,359         6.817       358.80       651      83.5
621 - 640                    $11,085,229        52          1.54         $213,177         6.499       358.77       640      80.1

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3



                                                                         Grade

                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
A                           $717,496,381     3,170         99.84         $226,340         6.604       358.71       681      83.2
A-                              $313,646         3          0.04         $104,549         7.485       358.33       664      95.0
B                               $638,250         3          0.09         $212,750         8.600       358.61       669      96.6
C                               $213,437         2          0.03         $106,719         7.517       358.67       671      95.0

                            $718,661,715     3,178        100.00         $226,136         6.606       358.71       681      83.3


                                                                                               (Excludes 42 Fixed Rate Mortgages)
                                                                         Range of         Maximum       Rates
                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
10.501 - 11.000               $2,581,184        12          0.36         $215,099         5.232       358.29       693      79.8
11.001 - 11.500               $7,029,189        30          0.99         $234,306         5.338       357.83       694      78.7
11.501 - 12.000              $20,420,967        88          2.88         $232,056         5.624       358.15       686      80.3


12.001 - 12.500              $70,302,755       296          9.92         $237,509         5.773       358.30       695      79.4
12.501 - 13.000             $153,228,336       604         21.61         $253,689         6.031       358.61       686      81.5
13.001 - 13.500             $180,364,785       740         25.44         $243,736         6.414       358.85       681      82.2
13.501 - 14.000             $141,897,110       634         20.01         $223,812         6.848       358.88       675      83.3
14.001 - 14.500              $54,726,766       277          7.72         $197,570         7.362       358.73       671      86.3
14.501 - 15.000              $39,186,744       212          5.53         $184,843         7.857       358.83       672      89.3
15.001 - 15.500              $17,477,980       101          2.47         $173,049         8.447       358.84       664      91.5
15.501 - 16.000              $12,124,497        74          1.71         $163,845         8.805       358.70       671      97.2
16.001 - 16.500               $3,497,321        24          0.49         $145,722         9.336       358.97       666      98.1
16.501 - 17.000               $3,016,906        24          0.43         $125,704         9.777       358.98       675      99.0
17.001 - 17.500               $1,566,208         8          0.22         $195,776        10.408       359.30       652      98.2
17.501 - 18.000                 $577,924         5          0.08         $115,585        10.879       359.07       690      99.3
18.001 - 18.500                 $431,648         4          0.06         $107,912        11.409       358.73       664      99.1
> 19.500                         $24,694         1          0.00          $24,694        12.750       359.00       677      95.0

                 13.429     $709,041,413     3,136        100.00         $226,097         6.604       358.70       681      83.3



                                                                                              (Excludes 42 Fixed Rate Mortgages)
                                                                         Initial         Periodic     Rate Cap
                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
1.000                         $2,241,543        12          0.32         $186,795         7.471       358.24       664      90.3
1.500                       $512,819,659     2,182         72.33         $235,023         6.616       358.97       679      83.5
2.000                        $26,845,207       108          3.79         $248,567         6.069       357.79       687      82.6
2.500                           $333,794         1          0.05         $333,794         9.950       356.00       670      95.0
2.910                            $88,000         1          0.01          $88,000         6.990       359.00       648      80.0
3.000                       $165,903,159       828         23.40         $200,366         6.631       358.05       684      82.8
4.000                           $144,000         1          0.02         $144,000         8.250       358.00       663      72.0
6.000                           $215,650         1          0.03         $215,650         7.240       358.00       668      95.0
6.950                           $218,400         1          0.03         $218,400         6.950       358.00       641      80.0
7.000                           $232,000         1          0.03         $232,000         7.900       357.00       750      80.0

                            $709,041,413     3,136        100.00         $226,097         6.604       358.70       681      83.3



                                                                                              (Excludes 42 Fixed Rate Mortgages)
                                                                         Periodic         Rate          Cap
                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
1.000                       $177,905,774       864         25.09         $205,909         6.560       357.99       685      83.0
1.250                           $112,000         1          0.02         $112,000         6.800       358.00       643      80.0
1.500                       $528,997,389     2,265         74.61         $233,553         6.621       358.95       679      83.4
2.000                         $1,323,250         4          0.19         $330,813         5.995       357.78       691      81.8
3.000                           $703,000         2          0.10         $351,500         6.809       358.00       661      85.0

                            $709,041,413     3,136        100.00         $226,097         6.604       358.70       681      83.3



                                                                                              (Excludes 42 Fixed Rate Mortgages)
                                                                         Range of         Lifetime      Rate Floor
                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
1.001 - 2.000                    $90,573         1          0.01          $90,573         7.500       359.00       654     100.0
2.001 - 3.000                   $308,000         1          0.04         $308,000         5.500       357.00       654      80.0
3.001 - 4.000                   $710,650         2          0.10         $355,325         5.293       357.66       682      76.6
4.001 - 5.000                 $8,357,501        32          1.18         $261,172         4.871       358.28       687      79.1
5.001 - 6.000               $185,567,482       712         26.17         $260,628         5.751       358.54       688      80.1
6.001 - 7.000               $357,659,750     1,526         50.44         $234,377         6.536       358.80       681      82.3
7.001 - 8.000               $111,410,028       583         15.71         $191,098         7.493       358.70       673      87.5
8.001 - 9.000                $33,842,484       202          4.77         $167,537         8.503       358.77       666      93.3
9.001 - 10.000                $8,494,472        59          1.20         $143,974         9.515       358.79       672      98.4
> 10.000                      $2,600,474        18          0.37         $144,471        10.701       359.15       663      98.6

                            $709,041,413     3,136        100.00         $226,097         6.604       358.70       681      83.3



                                                                                              (Excludes 42 Fixed Rate Mortgages)
                                                                         Next Interest    Adjustment    Date
                                 CURRENT      # OF          % OF         AVERAGE          GROSS         REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN         TOTAL         BALANCE          WAC           TERM      FICO      LTV
5-Jan                           $347,920         1          0.05         $347,920         5.750       358.00       675      95.0


6-Mar                           $135,268         2          0.02          $67,634         8.730       354.00       661      97.0
6-May                         $3,948,036        17          0.56         $232,237         6.011       356.00       699      82.8
6-Jun                        $37,381,815       185          5.27         $202,064         6.362       357.00       683      82.2
6-Jul                        $59,315,258       256          8.37         $231,700         6.474       358.01       684      82.5
6-Aug                        $39,610,003       173          5.59         $228,960         6.600       359.00       683      82.1
6-Sep                        $10,925,471        46          1.54         $237,510         6.619       360.00       675      82.3
6-Nov                           $237,176         1          0.03         $237,176         7.500       350.00       651     100.0
7-Apr                           $326,894         2          0.05         $163,447         5.424       355.00       670      80.0
7-May                         $2,526,501         8          0.36         $315,813         6.280       356.00       696      82.0
7-Jun                        $27,864,500       124          3.93         $224,714         6.300       357.04       688      83.9
7-Jul                       $130,986,800       606         18.47         $216,150         6.672       358.01       683      83.9
7-Aug                       $273,279,465     1,196         38.54         $228,495         6.676       359.00       679      83.8
7-Sep                       $122,156,305       519         17.23         $235,369         6.605       360.00       677      82.7

                            $709,041,413     3,136        100.00         $226,097         6.604       358.70       681      83.3




                                         Group   1
                                         ARM and Fixed      $371,360,102
                                         Detailed           Report
Summary of Loans in Statistical          Calculation Pool                    Range
(As of Calculation Date)
Total Number of Loans                                                   1,911
Total Outstanding Balance                                        $371,360,102
Average Loan Balance                                                 $194,328 $24,694 to $500,000
WA Mortgage Rate                                                       6.636% 4.500% to 12.750%
Net WAC                                                                5.878% 3.646% to 12.241%

ARM Characteristics
WA Gross Margin                                                        5.929% 2.250% to 8.000%
WA Months to First                       Roll                              32 18 to 36
WA First Periodic Cap                                                  1.879% 1.000% to 6.950%
WA Subsequent Periodic                   Cap                           1.373% 1.000% to 2.000%
WA Lifetime Cap                                                       13.454% 10.250% to 19.750%
WA Lifetime Floor                                                      6.619% 1.500% to 12.750%
WA Original Term (months)                                                 360 360 to 360
WA Remaining Term (months)                                                359 350 to 360
WA LTV                                                                 83.31% 15.83% to 100.00%
Percentage of Pool with                  CLTV > 100%                    0.00%
WA FICO                                                                   680

Secured by (% of pool)                   1st Liens                    100.00%
                                         2nd Liens                      0.00%
Prepayment Penalty at Loan Orig          (% of all loans)              85.87%



Top 5 States:     Top 5            Prop:           Doc Types:       Purpose Codes    Occ   Codes  Grades    Orig      PP Term
CA                46.72% SFR       69.57% STATED   56.03% PUR        78.05% OO       98.19% A     99.81%      0     14.13%
CO                5.41% PUD        17.98% FULL     43.97% RCO        19.11% INV       1.32% A-     0.06%     12      4.55%
AZ                5.06% CND         9.98%                 RNC         2.84% 2H        0.49% B      0.12%     13      0.06%
FL                4.88% 2 FAM       1.76%                                                   C      0.02%     24     18.10%
NV                3.83% CNDP        0.28%                                                                    30      0.06%
                                                                                                             33      0.06%
                                                                                                             36     63.04%



                                                                          Description

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
2/28 LIB6M                    $6,078,097        39        1.64        $155,849          7.412       358.33       687      97.8
2/28 LIB6M - IO              $70,677,945       339       19.03        $208,490          6.380       358.37       679      81.0
3/27 LIB6M                   $45,249,915       288       12.18        $157,118          7.583       358.82       683      97.9
3/27 LIB6M - IO             $245,619,908     1,225       66.14        $200,506          6.512       359.13       680      80.9
30Yr Fixed                    $1,140,566         7        0.31        $162,938          7.314       358.66       692      98.0
30Yr Fixed - IO               $2,593,670        13        0.70        $199,513          6.742       358.62       671      79.7

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                          Description

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
ARM 360                     $367,625,866     1,891       98.99        $194,408          6.634       358.93       680      83.3
Fixed 360                     $3,734,236        20        1.01        $186,712          6.917       358.64       677      85.3

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                       Range of        Current        Balance

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
$0.01 - $25,000.00               $24,694         1        0.01         $24,694         12.750       359.00       677      95.0
$50,000.01 - $75,000.00       $2,453,851        38        0.66         $64,575          7.751       358.83       680      91.0
$75,000.01 - $100,000.00     $12,175,867       136        3.28         $89,528          7.258       358.86       675      87.7
$100,000.01 - $150,000.00    $56,046,526       441       15.09        $127,090          6.942       358.90       675      84.6
$150,000.01 - $200,000.00    $80,439,512       457       21.66        $176,016          6.714       358.92       680      84.0
$200,000.01 - $250,000.00    $80,430,050       358       21.66        $224,665          6.479       358.90       683      82.2
$250,000.01 - $300,000.00    $84,527,070       308       22.76        $274,439          6.488       358.96       679      82.4
$300,000.01 - $350,000.00    $51,227,505       162       13.79        $316,219          6.443       358.99       685      82.8
$350,000.01 - $400,000.00     $2,651,025         7        0.71        $378,718          6.816       359.01       689      84.8
$400,000.01 - $450,000.00       $884,000         2        0.24        $442,000          6.860       358.51       679      80.0
$450,000.01 - $500,000.00       $500,000         1        0.13        $500,000          7.875       358.00       671      47.6




                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                          State


                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
Alabama                       $2,074,312        15        0.56        $138,287          7.144       359.05       663      91.2
Arizona                      $18,783,474       126        5.06        $149,075          6.692       358.60       676      83.2
Arkansas                        $845,907         9        0.23         $93,990          7.795       358.75       684     100.0
California                  $173,506,772       721       46.72        $240,647          6.303       359.00       683      80.2
Colorado                     $20,100,712       118        5.41        $170,345          6.471       359.20       680      81.6
Connecticut                   $1,404,913         6        0.38        $234,152          6.496       359.30       681      86.7
Delaware                        $138,946         1        0.04        $138,946          7.000       358.00       674      95.0
District of Columbia            $441,560         2        0.12        $220,780          7.528       359.00       650      80.5
Florida                      $18,127,889       110        4.88        $164,799          7.301       359.02       679      90.2
Georgia                       $8,612,311        50        2.32        $172,246          7.206       358.95       667      88.4
Hawaii                        $2,906,193        11        0.78        $264,199          6.507       359.05       699      83.7
Idaho                         $2,205,741        15        0.59        $147,049          7.049       358.90       672      83.8
Illinois                      $6,944,281        38        1.87        $182,744          7.222       358.64       689      87.1
Indiana                       $2,083,680        17        0.56        $122,569          6.911       358.58       698      88.3
Iowa                             $83,469         1        0.02         $83,469          7.250       358.00       660      95.0
Kansas                          $910,269         7        0.25        $130,038          8.573       359.01       665      99.1
Kentucky                      $1,001,720         9        0.27        $111,302          7.606       358.60       664      93.5
Louisiana                       $540,528         4        0.15        $135,132          8.308       358.69       686      98.8
Maine                           $163,120         1        0.04        $163,120          6.750       360.00       648      80.0
Maryland                      $4,925,550        23        1.33        $214,154          7.047       358.88       673      82.6
Massachusetts                 $2,201,638        10        0.59        $220,164          7.238       358.99       699      87.6
Michigan                      $7,153,594        47        1.93        $152,204          7.182       358.90       672      86.6
Minnesota                     $8,840,864        49        2.38        $180,426          7.199       359.01       676      87.3
Mississippi                     $511,154         5        0.14        $102,231          7.751       359.16       666      98.4
Missouri                      $2,203,678        17        0.59        $129,628          6.959       358.46       687      91.3
Montana                         $511,699         3        0.14        $170,566          7.187       359.07       670      86.4
Nebraska                        $150,400         1        0.04        $150,400          7.880       359.00       672      80.0
Nevada                       $14,226,491        73        3.83        $194,883          6.573       358.80       675      82.0
New Hampshire                 $1,312,639         7        0.35        $187,520          6.852       359.27       696      90.0
New Jersey                    $1,602,911         8        0.43        $200,364          7.512       358.80       675      86.5
New Mexico                      $139,686         1        0.04        $139,686          7.500       357.00       720     100.0
New York                      $3,450,595        14        0.93        $246,471          7.060       359.16       701      87.6
North Carolina                $3,190,287        22        0.86        $145,013          7.404       358.90       673      96.2
Ohio                          $1,625,464        13        0.44        $125,036          7.095       358.88       666      88.8




Oklahoma                        $201,796         2        0.05        $100,898          7.296       358.73       670      98.6
Oregon                        $6,216,457        40        1.67        $155,411          6.645       358.71       684      81.5
Pennsylvania                  $1,619,910        14        0.44        $115,708          8.274       359.25       672      95.5
Rhode Island                    $458,000         2        0.12        $229,000          7.158       359.55       657      79.2
South Carolina                  $728,609         5        0.20        $145,722          7.053       359.00       685      89.3
South Dakota                     $83,920         1        0.02         $83,920          6.350       358.00       645      80.0
Tennessee                     $4,497,373        36        1.21        $124,927          7.253       358.65       672      95.2
Texas                         $7,550,315        54        2.03        $139,821          7.240       358.84       675      86.8
Utah                          $8,059,757        53        2.17        $152,071          6.585       358.89       679      82.6
Virginia                     $12,590,362        56        3.39        $224,828          6.857       358.57       683      85.0
Washington                   $14,018,142        79        3.77        $177,445          6.463       358.66       683      85.3
West Virginia                   $888,567         5        0.24        $177,713          7.480       358.86       650      84.0
Wisconsin                     $1,380,047         9        0.37        $153,339          7.364       359.10       674      84.2
Wyoming                         $144,400         1        0.04        $144,400          6.950       358.00       644      80.0

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                Loan-to-Value Ratios

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
<= 50.00                      $2,227,500        10        0.60        $222,750          6.389       358.54       703      43.7
50.01 - 55.00                   $541,100         4        0.15        $135,275          5.964       359.31       677      54.4
55.01 - 60.00                 $1,702,600         9        0.46        $189,178          6.325       358.55       669      57.4
60.01 - 65.00                 $1,638,900         8        0.44        $204,863          6.163       358.92       683      62.2
65.01 - 70.00                 $2,931,064        15        0.79        $195,404          6.292       358.86       678      68.8
70.01 - 75.00                 $3,154,400        15        0.85        $210,293          6.507       359.02       672      73.4
75.01 - 80.00               $260,963,010     1,297       70.27        $201,205          6.423       358.96       680      79.9
80.01 - 85.00                 $8,601,871        41        2.32        $209,802          6.555       358.90       676      84.3
85.01 - 90.00                $21,637,731        97        5.83        $223,069          6.730       359.10       679      89.6
90.01 - 95.00                $25,730,675       144        6.93        $178,685          7.338       358.89       681      94.6
95.01 - 100.00               $42,231,252       271       11.37        $155,835          7.584       358.70       686      99.9

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                        Range       of              Current        Gross        Coupon

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG



DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
4.001 - 4.500                   $394,104         2        0.11        $197,052          4.500       358.00       712      80.0
4.501 - 5.000                 $2,222,184         9        0.60        $246,909          4.881       358.74       686      78.6
5.001 - 5.500                $20,204,966        94        5.44        $214,946          5.332       358.61       697      78.5
5.501 - 6.000                $62,356,224       289       16.79        $215,765          5.844       358.89       684      80.2
6.001 - 6.500               $102,745,562       495       27.67        $207,567          6.322       358.97       684      81.4
6.501 - 7.000                $94,897,070       484       25.55        $196,068          6.784       358.98       678      83.2
7.001 - 7.500                $41,605,813       235       11.20        $177,046          7.288       358.82       675      86.3
7.501 - 8.000                $28,160,785       169        7.58        $166,632          7.786       359.02       672      89.3
8.001 - 8.500                 $8,792,922        62        2.37        $141,821          8.331       359.10       665      93.2
8.501 - 9.000                 $7,844,634        54        2.11        $145,271          8.809       358.95       671      96.2
9.001 - 9.500                   $878,183         7        0.24        $125,455          9.359       358.49       672      97.2
9.501 - 10.000                  $151,922         2        0.04         $75,961          9.681       359.00       649     100.0
10.001 - 10.500                 $499,274         4        0.13        $124,818         10.361       359.40       647      96.3
10.501 - 11.000                 $331,000         1        0.09        $331,000         10.875       359.00       705     100.0
11.001 - 11.500                 $250,765         3        0.07         $83,588         11.344       359.25       660      98.4
12.501 - 13.000                  $24,694         1        0.01         $24,694         12.750       359.00       677      95.0

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3


                                                                          Property        Type

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
SFR                         $258,337,857     1,349       69.57        $191,503          6.612       358.94       681      83.4
PUD                          $66,771,582       329       17.98        $202,953          6.663       358.82       679      83.5
CND                          $37,063,175       194        9.98        $191,047          6.605       359.04       681      82.1
2 FAM                         $6,545,234        28        1.76        $233,758          7.143       358.84       689      88.0
CNDP                          $1,034,654         5        0.28        $206,931          7.369       359.16       693      84.8
3 FAM                           $985,100         4        0.27        $246,275          7.603       358.14       658      68.7
4 FAM                           $500,000         1        0.13        $500,000          7.875       358.00       671      47.6
MNF                             $122,500         1        0.03        $122,500          7.875       360.00       712      49.0

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                          Purpose

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV

PUR                         $289,858,350     1,496       78.05        $193,756          6.641       358.92       683      83.4
RCO                          $70,964,103       349       19.11        $203,336          6.667       358.97       670      83.2
RNC                          $10,537,649        66        2.84        $159,661          6.307       358.81       679      82.3

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                          Occupancy

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
OO                          $364,637,557     1,877       98.19        $194,266          6.631       358.93       680      83.3
INV                           $4,920,335        25        1.32        $196,813          6.743       358.94       699      77.2
2H                            $1,802,210         9        0.49        $200,246          7.406       359.05       695      92.2

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                  Range       of          Months          Remaining  to     Scheduled    Maturity

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
301 - 360                   $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                              Collateral  Grouped  by       Document     Type

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
STATED INCOME               $208,070,285       994       56.03        $209,326          6.689       359.01       682      81.3
FULL                        $163,289,817       917       43.97        $178,070          6.569       358.82       678      85.9

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                          Collateral    Grouped      by FICO

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
801 - 820                       $200,000         1        0.05        $200,000          5.250       358.00       803      40.8
781 - 800                     $4,279,727        20        1.15        $213,986          6.619       359.03       788      87.5
761 - 780                     $8,724,300        38        2.35        $229,587          6.019       358.90       769      83.5
741 - 760                    $13,776,819        67        3.71        $205,624          6.376       358.86       751      84.8
721 - 740                    $26,103,236       130        7.03        $200,794          6.441       358.94       730      83.6
701 - 720                    $31,061,486       163        8.36        $190,561          6.564       358.74       709      83.6
681 - 700                    $59,422,094       307       16.00        $193,557          6.588       358.87       690      83.1
661 - 680                   $100,049,364       510       26.94        $196,175          6.648       358.95       670      83.1
641 - 660                   $121,393,253       643       32.69        $188,792          6.792       358.98       650      83.4
621 - 640                     $6,349,824        32        1.71        $198,432          6.547       359.03       640      79.4

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                          Grade

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
A                           $370,645,177     1,906       99.81        $194,462          6.634       358.93       680      83.3
A-                              $210,520         2        0.06        $105,260          7.581       359.48       669      95.0
B                               $433,250         2        0.12        $216,625          7.942       357.95       677      95.0
C                                $71,155         1        0.02         $71,155          7.800       360.00       657      95.0

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                  Collateral  Grouped   by           Prepayment     Penalty      Months

                                 CURRENT      # OF        % OF         AVERAGE         GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL        BALANCE         WAC            TERM      FICO      LTV
 0                           $52,483,297       282       14.13        $186,111          7.220       358.92       676      86.4
12                           $16,892,360        82        4.55        $206,004          6.950       358.91       675      81.9
13                              $236,639         1        0.06        $236,639          5.500       359.00       653      80.0
24                           $67,207,719       323       18.10        $208,073          6.441       358.49       681      81.9
30                              $204,937         1        0.06        $204,937          6.990       359.00       671      95.0

33                              $222,321         1        0.06        $222,321          7.100       359.00       722     100.0
36                          $234,112,830     1,221       63.04        $191,739          6.539       359.05       682      83.1

                            $371,360,102     1,911      100.00        $194,328          6.636       358.93       680      83.3



                                                                                            (Excludes 20 Fixed Rate Mortgages)
                                                                      Range of         Months         to Roll
                                 CURRENT      # OF        % OF        AVERAGE          GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL       BALANCE          WAC            TERM      FICO      LTV
13 - 18                          $54,825         1        0.01         $54,825          9.250       354.00       685     100.0
19 - 24                      $76,701,218       377       20.86        $203,452          6.460       358.37       680      82.3
25 - 31                         $237,176         1        0.06        $237,176          7.500       350.00       651     100.0
32 - 37                     $290,632,648     1,512       79.06        $192,217          6.678       359.08       681      83.5

                            $367,625,866     1,891      100.00        $194,408          6.634       358.93       680      83.3



                                                                                            (Excludes 20 Fixed Rate Mortgages)
                                                                      Range of         Margin
                                 CURRENT      # OF        % OF        AVERAGE          GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL       BALANCE          WAC            TERM      FICO      LTV
2.001 - 3.000                   $190,000         1        0.05        $190,000          6.125       358.00       742      80.0
3.001 - 4.000                   $993,898         5        0.27        $198,780          4.683       359.60       673      77.5
4.001 - 5.000                $57,728,081       259       15.70        $222,888          5.684       358.99       690      79.4
5.001 - 6.000               $169,186,784       821       46.02        $206,074          6.425       359.04       681      80.8
6.001 - 7.000                $88,300,805       493       24.02        $179,109          7.020       358.70       677      85.1
7.001 - 8.000                $51,226,298       312       13.93        $164,187          7.765       358.89       672      92.9

                  5.929     $367,625,866     1,891      100.00        $194,408          6.634       358.93       680      83.3



                                                                                            (Excludes 20 Fixed Rate Mortgages)
                                                                      Range of         Maximum        Rates
                                 CURRENT      # OF        % OF        AVERAGE          GROSS          REMG.              ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL       BALANCE          WAC            TERM      FICO      LTV
10.001 - 10.500                 $234,400         1        0.06        $234,400          5.125       359.00       766      80.0
10.501 - 11.000               $1,818,384         8        0.49        $227,298          5.345       358.74       681      79.7
11.001 - 11.500               $2,341,670        13        0.64        $180,128          5.530       358.53       698      77.3
11.501 - 12.000               $9,165,478        45        2.49        $203,677          5.736       358.61       697      78.9
12.001 - 12.500              $34,031,612       168        9.26        $202,569          5.773       358.58       696      79.9



12.501 - 13.000              $71,020,002       338       19.32        $210,118          6.069       358.82       682      81.3
13.001 - 13.500              $98,398,373       473       26.77        $208,030          6.446       358.97       682      82.0
13.501 - 14.000              $81,280,735       415       22.11        $195,857          6.854       359.08       676      83.5
14.001 - 14.500              $29,227,909       168        7.95        $173,976          7.315       359.00       674      86.5
14.501 - 15.000              $22,802,647       138        6.20        $165,237          7.810       359.09       671      88.9
15.001 - 15.500               $8,062,556        57        2.19        $141,448          8.354       359.16       661      93.2
15.501 - 16.000               $7,381,013        51        2.01        $144,726          8.816       358.95       671      96.7
16.001 - 16.500                 $603,433         5        0.16        $120,687          9.336       358.25       683      96.0
16.501 - 17.000                 $151,922         2        0.04         $75,961          9.681       359.00       649     100.0
17.001 - 17.500                 $499,274         4        0.14        $124,818         10.361       359.40       647      96.3
17.501 - 18.000                 $331,000         1        0.09        $331,000         10.875       359.00       705     100.0
18.001 - 18.500                 $250,765         3        0.07         $83,588         11.344       359.25       660      98.4
> 19.500                         $24,694         1        0.01         $24,694         12.750       359.00       677      95.0

                 13.454     $367,625,866     1,891      100.00        $194,408          6.634       358.93       680      83.3



                                                                                            (Excludes 20 Fixed Rate  Mortgages)
                                                                      Initial          Periodic       Rate Cap
                                 CURRENT      # OF        % OF        AVERAGE          GROSS          REMG.                ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL       BALANCE          WAC            TERM      FICO        LTV
1.000                           $939,873         6        0.26        $156,646          7.355       358.81       662      91.2
1.500                       $264,553,994     1,345       71.96        $196,694          6.682       359.18       679      83.6
2.000                        $14,965,553        67        4.07        $223,366          5.977       358.02       692      82.0
2.910                            $88,000         1        0.02         $88,000          6.990       359.00       648      80.0
3.000                        $86,500,395       469       23.53        $184,436          6.585       358.32       682      82.4
4.000                           $144,000         1        0.04        $144,000          8.250       358.00       663      72.0
6.000                           $215,650         1        0.06        $215,650          7.240       358.00       668      95.0
6.950                           $218,400         1        0.06        $218,400          6.950       358.00       641      80.0

                            $367,625,866     1,891      100.00        $194,408          6.634       358.93       680      83.3



                                                                                            (Excludes 20 Fixed Rate Mortgages)
                                                              Subsequent  Periodic        Rate         Cap
                                 CURRENT      # OF        % OF        AVERAGE          GROSS          REMG.               ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL       BALANCE           WAC           TERM       FICO      LTV
1.000                        $93,904,833       494       25.54        $190,091          6.490       358.28       684      82.5
1.250                           $112,000         1        0.03        $112,000          6.800       358.00       643      80.0


1.500                       $273,239,033     1,394       74.33        $196,011          6.684       359.16       679      83.6
2.000                           $370,000         2        0.10        $185,000          5.821       358.49       715      80.0

                            $367,625,866     1,891      100.00        $194,408          6.634       358.93       680      83.3



                                                                                              (Excludes 20 Fixed Rate Mortgages)
                                                                      Range of          Lifetime       Rate Floor
                                 CURRENT      # OF        % OF        AVERAGE          GROSS          REMG.                 ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL       BALANCE          WAC            TERM       FICO       LTV
1.001 - 2.000                    $90,573         1        0.02         $90,573          7.500       359.00       654     100.0
2.001 - 3.000                   $308,000         1        0.08        $308,000          5.500       357.00       654      80.0
3.001 - 4.000                   $234,400         1        0.06        $234,400          5.125       359.00       766      80.0
4.001 - 5.000                 $2,749,888        12        0.75        $229,157          4.853       358.60       691      78.9
5.001 - 6.000                $82,713,890       384       22.50        $215,401          5.736       358.82       687      79.8
6.001 - 7.000               $195,595,650       967       53.21        $202,271          6.550       358.97       681      82.3
7.001 - 8.000                $67,682,774       395       18.41        $171,349          7.489       358.93       673      87.6
8.001 - 9.000                $16,294,764       113        4.43        $144,201          8.557       359.03       667      94.5
9.001 - 10.000                  $850,194         8        0.23        $106,274          9.397       358.47       674      97.1
> 10.000                      $1,105,732         9        0.30        $122,859         10.791       359.24       668      97.8

                            $367,625,866     1,891      100.00        $194,408          6.634       358.93       680      83.3






                                                                                              (Excludes 20 Fixed Rate Mortgages)
                                                                      Next Interest Adjustment Date
                                 CURRENT      # OF        % OF        AVERAGE          GROSS          REMG.                 ORIG
DESCRIPTION                      BALANCE      LOAN        TOTAL       BALANCE          WAC            TERM       FICO       LTV
          6-Mar                  $54,825         1        0.01         $54,825          9.250       354.00       685     100.0
          6-May                 $951,655         6        0.26        $158,609          6.140       356.00       683      83.5
          6-Jun              $10,558,262        57        2.87        $185,233          6.240       357.00       668      83.1
          6-Jul              $32,554,398       155        8.86        $210,028          6.368       358.01       682      82.1
          6-Aug              $24,538,731       121        6.67        $202,799          6.608       359.01       682      82.3
          6-Sep               $8,098,171        38        2.20        $213,110          6.708       360.00       677      81.7
          6-Nov                 $237,176         1        0.06        $237,176          7.500       350.00       651     100.0
          7-May                 $240,000         1        0.07        $240,000          7.250       356.00       685      80.0
          7-Jun               $5,152,870        25        1.40        $206,115          6.211       357.04       690      84.4
          7-Jul              $44,172,498       243       12.02        $181,780          6.753       358.01       689      85.0
          7-Aug             $162,129,180       843       44.10        $192,324          6.694       359.00       680      83.7
          7-Sep              $78,938,100       400       21.47        $197,345          6.632       360.00       677      82.4

                            $367,625,866     1,891      100.00        $194,408          6.634       358.93       680      83.3





                                         ARM and Fixed    $347,301,613

                                         Detailed  Report

Summary of Loans in Statistical          Calculation Pool Range
(As of Calculation Date)

Total Number of Loans                                                   1,267
Total Outstanding Balance                                        $347,301,613
Average Loan Balance                                                 $274,113 $45,000 to $637,500
WA Mortgage Rate                                                       6.574% 4.375% to 11.500%
Net WAC                                                                5.764% 3.366% to 10.991%

ARM Characteristics
WA Gross Margin                                                        5.949% 2.250% to 10.000%
WA Months to First                       Roll                              32 4 to 36
WA First Periodic Cap                                                  1.869% 1.000% to 7.000%
WA Subsequent Periodic                   Cap                           1.381% 1.000% to 3.000%
WA Lifetime Cap                                                       13.403% 10.500% to 18.500%
WA Lifetime Floor                                                      6.558% 3.375% to 11.500%
WA Original Term (months)                                                 360 360 to 360
WA Remaining Term (months)                                                358 354 to 360
WA LTV                                                                 83.21% 32.00% to 100.00%
Percentage of Pool with                  CLTV > 100%                    0.00%
WA FICO                                                                   681

Secured by (% of pool)                   1st Liens                    100.00%
                                         2nd Liens                      0.00%
Prepayment Penalty at Loan Orig          (% of all loans)              87.16%


Top     5 States:     Top 5      Prop:     Doc      Types:      Purpose   Codes       Occ     Codes       Grades    Orig   PP Term
CA      63.78%        SFR        71.53%    STATED      54.01%   PUR          70.06%   OO      98.66% A    99.87%      0     12.84%
VA      4.29%         PUD        18.98%    FULL        45.99%   RCO          26.40%   INV      0.90% A-    0.03%      6      0.07%
FL      3.09%         CND        7.90%                          RNC           3.55%   2H       0.44% B     0.06%     12      6.51%
AZ      2.86%         2 FAM      1.17%                                                               C     0.04%     13      0.12%
CO      2.22%         3 FAM      0.16%                                                                               24     20.07%
                                                                                                                     36     58.66%
                                                                                                                     60      1.73%



                                                                            Detailed Report

                                                                            Description

                            CURRENT          # OF         % OF           AVERAGE        GROSS        REMG.                   ORIG
DESCRIPTION                 BALANCE          LOAN         TOTAL          BALANCE        WAC          TERM        FICO        LTV

30Y LIB6M                    $347,920           1          0.10         $347,920        5.750       358.00        675       95.0
2/28 LIB6M                 $5,944,965          38          1.71         $156,446        7.621       357.87        682       98.1
2/28 LIB6M - IO           $68,614,845         263         19.76         $260,893        6.401       357.83        687       81.0
3/27 LIB6M                $26,189,138         143          7.54         $183,141        8.359       358.53        673       97.9
3/27 LIB6M - IO          $240,318,680         800         69.20         $300,398        6.403       358.65        680       82.0
30Yr Fixed                   $323,000           2          0.09         $161,500        8.278       360.00        719       96.6
30Yr Fixed - IO            $5,563,066          20          1.60         $278,153        6.557       359.66        670       75.1

                         $347,301,613       1,267        100.00         $274,113        6.574       358.48        681       83.2




                                                                Description

                            CURRENT          # OF         % OF           AVERAGE        GROSS        REMG.                   ORIG
DESCRIPTION                 BALANCE          LOAN         TOTAL          BALANCE        WAC          TERM        FICO        LTV
ARM 360                  $341,415,547       1,245         98.31         $274,229        6.573       358.46        681       83.3
Fixed 360                  $5,886,066          22          1.69         $267,548        6.652       359.68        673       76.2

                         $347,301,613       1,267        100.00         $274,113        6.574       358.48        681       83.2




                                                          Range of Current Balance

                                    CURRENT         # OF          % OF          AVERAGE      GROSS       REMG.               ORIG
DESCRIPTION                         BALANCE         LOAN         TOTAL          BALANCE       WAC        TERM       FICO      LTV
$25,000.01 - $50,000.00              $144,953          3          0.04          $48,318      8.823       359.31      653     92.2
$50,000.01 - $75,000.00            $2,199,989         35          0.63          $62,857      8.416       358.41      681     91.5
$75,000.01 - $100,000.00           $6,499,277         73          1.87          $89,031      7.675       357.92      678     89.5
$100,000.01 - $150,000.00         $21,587,942        173          6.22         $124,786      6.906       357.94      673     85.9
$150,000.01 - $200,000.00         $29,749,449        171          8.57         $173,973      6.845       358.02      675     84.1
$200,000.01 - $250,000.00         $30,509,546        135          8.78         $225,997      6.713       358.13      682     83.7
$250,000.01 - $300,000.00         $27,331,062        101          7.87         $270,605      6.591       358.12      676     82.6
$300,000.01 - $350,000.00         $41,910,299        125         12.07         $335,282      6.578       358.49      679     83.2
$350,000.01 - $400,000.00         $88,730,601        237         25.55         $374,391      6.426       358.62      682     82.0
$400,000.01 - $450,000.00         $44,981,145        106         12.95         $424,350      6.401       358.83      680     83.0
$450,000.01 - $500,000.00         $36,099,353         76         10.39         $474,991      6.440       358.96      686     83.1
$500,000.01 - $550,000.00          $8,890,817         17          2.56         $522,989      6.251       358.95      693     84.2
$550,000.01 - $600,000.00          $8,029,680         14          2.31         $573,549      6.088       358.50      694     80.3
$600,000.01 - $650,000.00            $637,500          1          0.18         $637,500      8.250       359.00      642     75.0

                                 $347,301,613      1,267        100.00         $274,113      6.574       358.48      681     83.2



                                CURRENT          # OF         % OF        AVERAGE         GROSS        REMG.                 ORIG
DESCRIPTION                     BALANCE          LOAN         TOTAL       BALANCE         WAC          TERM        FICO      LTV
Alabama                          $763,637           6          0.22       $127,273        8.320       358.85       669       97.2
Arizona                        $9,948,619          59          2.86       $168,621        6.638       357.94       673       83.5
Arkansas                         $208,538           2          0.06       $104,269        8.552       358.06       673      100.0
California                   $221,519,550         641         63.78       $345,584        6.269       358.64       684       81.1
Colorado                       $7,699,633          40          2.22       $192,491        6.102       358.02       685       80.9
Connecticut                      $537,275           3          0.15       $179,092        7.509       358.29       686       82.9
Delaware                         $270,265           1          0.08       $270,265        8.600       357.00       663       93.4
District of Columbia             $400,000           1          0.12       $400,000        6.750       358.00       685       64.0
Florida                       $10,729,069          54          3.09       $198,686        7.087       358.22       681       88.1
Georgia                        $5,817,653          30          1.68       $193,922        7.719       358.49       665       94.2
Hawaii                         $1,401,080           5          0.40       $280,216        7.055       358.97       661       78.8



Idaho                             $93,600           1          0.03        $93,600        6.950       358.00       647       80.0
Illinois                       $5,229,590          21          1.51       $249,028        7.779       358.73       701       88.9
Indiana                          $806,737           6          0.23       $134,456        7.225       357.93       714       90.5
Kansas                         $1,503,618          11          0.43       $136,693        8.621       358.39       663       96.3
Kentucky                         $974,547           7          0.28       $139,221        7.942       357.96       672       94.6
Louisiana                        $848,228           4          0.24       $212,057        7.436       359.09       668       91.0
Maine                            $364,814           2          0.11       $182,407        9.335       359.00       659      100.0
Maryland                       $7,006,095          23          2.02       $304,613        6.993       358.39       671       84.3
Massachusetts                  $2,951,571          11          0.85       $268,325        6.964       358.97       687       87.7
Michigan                       $5,498,242          35          1.58       $157,093        7.384       357.83       672       89.0
Minnesota                      $5,516,961          27          1.59       $204,332        7.591       358.05       671       88.7
Mississippi                      $440,236           2          0.13       $220,118        9.196       358.23       651       97.9
Missouri                       $1,978,362          18          0.57       $109,909        7.529       357.89       669       91.1
Nevada                         $6,101,173          29          1.76       $210,385        6.458       358.11       669       82.0
New Hampshire                    $534,920           2          0.15       $267,460        7.553       358.00       691       86.5
New Jersey                     $1,049,614           4          0.30       $262,403        8.305       358.92       684       91.2
New Mexico                       $184,872           2          0.05        $92,436        8.681       357.50       705       94.7
New York                       $2,493,128           7          0.72       $356,161        7.888       358.66       656       94.8
North Carolina                 $1,513,917          11          0.44       $137,629        8.249       358.46       670       94.4
Ohio                           $2,938,053          20          0.85       $146,903        7.533       357.81       687       90.4
Oklahoma                         $225,626           3          0.06        $75,209        7.673       357.68       656       89.2
Oregon                         $2,901,971          15          0.84       $193,465        6.525       357.66       678       81.9
Pennsylvania                     $884,992           7          0.25       $126,427        7.686       358.05       660       90.1
South Carolina                   $420,968           2          0.12       $210,484        6.684       358.17       672       91.7
South Dakota                      $92,800           1          0.03        $92,800        6.850       357.00       658       80.0
Tennessee                      $1,021,061           8          0.29       $127,633        7.046       358.12       681       91.8
Texas                          $7,441,913          42          2.14       $177,188        7.409       358.05       679       88.6
Utah                           $3,373,197          17          0.97       $198,423        6.460       358.31       675       82.3
Virginia                      $14,884,122          47          4.29       $316,683        7.015       358.37       669       85.2
Washington                     $7,232,995          33          2.08       $219,182        6.348       357.76       676       82.4
West Virginia                    $234,254           2          0.07       $117,127        7.414       357.68       665      100.0
Wisconsin                      $1,264,117           5          0.36       $252,823        7.819       358.62       656       95.9

                             $347,301,613       1,267        100.00       $274,113        6.574       358.48       681       83.2




                                                  Loan-to-Value Ratios

                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
<= 50.00                   $947,998           4          0.27         $236,999          6.098       358.28          662       44.1
50.01 - 55.00              $816,250           4          0.24         $204,063          5.610       358.00          658       52.8
55.01 - 60.00              $719,000           3          0.21         $239,667          6.336       359.69          670       57.1
60.01 - 65.00            $2,641,716           7          0.76         $377,388          5.910       358.71          675       63.9
65.01 - 70.00            $4,123,864          12          1.19         $343,655          6.141       358.39          683       67.9
70.01 - 75.00           $10,834,694          32          3.12         $338,584          6.318       358.72          666       73.8
75.01 - 80.00          $216,463,589         775         62.33         $279,308          6.317       358.43          684       79.9
80.01 - 85.00           $15,836,959          48          4.56         $329,937          6.368       358.58          676       84.4
85.01 - 90.00           $47,569,400         136         13.70         $349,775          6.622       358.68          675       89.6
90.01 - 95.00           $18,600,450          81          5.36         $229,635          7.492       358.48          675       94.5
95.01 - 100.00          $28,747,692         165          8.28         $174,228          8.224       358.40          678       99.8

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2





                                              Range of Current Gross Coupon




                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
4.001 - 4.500              $859,578           2          0.25         $429,789          4.456       358.00          709       80.0
4.501 - 5.000            $4,214,435          16          1.21         $263,402          4.900       358.28          681       79.1
5.001 - 5.500           $24,488,108          80          7.05         $306,101          5.376       358.03          694       78.2
5.501 - 6.000           $76,804,684         243         22.11         $316,069          5.844       358.41          687       81.0
6.001 - 6.500           $96,463,447         320         27.78         $301,448          6.318       358.64          682       81.5
6.501 - 7.000           $72,342,732         265         20.83         $272,991          6.779       358.53          678       83.1
7.001 - 7.500           $27,481,804         115          7.91         $238,972          7.297       358.35          671       85.9
7.501 - 8.000           $17,833,605          78          5.13         $228,636          7.808       358.44          673       89.5
8.001 - 8.500           $10,600,308          52          3.05         $203,852          8.290       358.71          664       88.1
8.501 - 9.000            $6,732,893          35          1.94         $192,368          8.765       358.29          669       98.0




9.001 - 9.500            $4,626,693          27          1.33         $171,359          9.306       358.86          667       98.6
9.501 - 10.000           $3,358,585          25          0.97         $134,343          9.797       358.60          675       98.6
10.001 - 10.500          $1,066,934           4          0.31         $266,734         10.431       359.26          654       99.1
10.501 - 11.000            $246,924           4          0.07          $61,731         10.885       359.15          670       98.5
11.001 - 11.500            $180,884           1          0.05         $180,884         11.500       358.00          669      100.0

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2





                                                      Property Type


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
SFR                    $248,408,237         903         71.53         $275,092          6.542       358.50          682       83.1
PUD                     $65,931,358         236         18.98         $279,370          6.600       358.44          675       83.4
CND                     $27,437,160         109          7.90         $251,717          6.592       358.41          683       82.5
2 FAM                    $4,054,317          14          1.17         $289,594          7.906       359.01          694       90.9
3 FAM                      $540,000           1          0.16         $540,000          6.625       359.00          768       89.7
CNDP                       $475,000           2          0.14         $237,500          6.250       357.45          709       82.1
4 FAM                      $455,541           2          0.13         $227,770          7.749       358.00          653       85.8

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2




                                                         Purpose


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
PUR                    $243,311,743         918         70.06         $265,045          6.587       358.40          685       83.2
RCO                     $91,673,954         308         26.40         $297,643          6.574       358.71          672       83.1
RNC                     $12,315,915          41          3.55         $300,388          6.320       358.50          674       83.8

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2




                                                        Occupancy


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
OO                     $342,637,927       1,246         98.66         $274,990          6.564       358.48          681       83.2
INV                      $3,122,686          13          0.90         $240,207          7.012       358.50          688       80.2
2H                       $1,541,000           8          0.44         $192,625          8.001       359.46          673       86.8

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2




                                     Range of Months Remaining to Scheduled Maturity


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
301 - 360              $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2





                                           Collateral Grouped by Document Type


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
STATED INCOME          $187,573,750         648         54.01         $289,466          6.743       358.54          683       82.7
FULL                   $159,727,863         619         45.99         $258,042          6.377       358.42          678       83.9

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2




                                               Collateral Grouped by FICO


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
801 - 820                  $892,800           3          0.26         $297,600          6.013       357.54          804       80.0
781 - 800                $1,795,050           7          0.52         $256,436          6.455       358.26          788       80.7
761 - 780                $6,328,483          21          1.82         $301,356          6.234       358.27          771       83.7
741 - 760               $16,068,804          52          4.63         $309,015          6.365       358.29          749       82.7
721 - 740               $23,631,532          78          6.80         $302,968          6.195       358.40          729       82.5
701 - 720               $34,894,737         117         10.05         $298,246          6.314       358.34          710       82.3
681 - 700               $55,151,908         195         15.88         $282,830          6.442       358.40          689       83.4
661 - 680               $87,629,931         334         25.23         $262,365          6.586       358.51          670       83.4
641 - 660              $116,172,963         440         33.45         $264,029          6.843       358.61          651       83.6
621 - 640                $4,735,405          20          1.36         $236,770          6.435       358.43          640       81.1

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2




                                                          Grade

                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
A                      $346,851,204       1,264         99.87         $274,408          6.572       358.48          681       83.2
A-                         $103,127           1          0.03         $103,127          7.290       356.00          654       95.0
B                          $205,000           1          0.06         $205,000          9.990       360.00          652      100.0
C                          $142,282           1          0.04         $142,282          7.375       358.00          678       95.0

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2

                                     Collateral Grouped by Prepayment Penalty Months


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
 0                      $44,597,845         175         12.84         $254,845          7.580       358.62          674       86.7
 6                         $239,596           1          0.07         $239,596          6.875       358.00          662       98.9
12                      $22,626,311          76          6.51         $297,715          6.776       358.53          678       82.2
13                         $404,800           1          0.12         $404,800          6.875       359.00          689       80.0
24                      $69,690,763         264         20.07         $263,980          6.420       357.92          687       82.4
36                     $203,742,597         725         58.66         $281,024          6.381       358.61          681       83.0
60                       $5,999,700          25          1.73         $239,988          6.679       359.69          671       78.2

                       $347,301,613       1,267        100.00         $274,113          6.574       358.48          681       83.2

                                                 Range of Months to Roll             (Excludes 22 Fixed Rate Mortgages)

                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
0 - 6                      $347,920           1          0.10         $347,920          5.750       358.00          675       95.0
13 - 18                     $80,444           1          0.02          $80,444          8.375       354.00          645       95.0
19 - 24                 $74,479,365         300         21.81         $248,265          6.496       357.84          687       82.4
25 - 31                    $326,894           2          0.10         $163,447          5.424       355.00          670       80.0
32 - 37                $266,180,924         941         77.96         $282,870          6.596       358.64          679       83.6

                       $341,415,547       1,245        100.00         $274,229          6.573       358.46          681       83.3


                                                     Range of Margin                  (Excludes 22 Fixed Rate Mortgages)


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
2.001 - 3.000              $476,250           1          0.14         $476,250          5.375       357.00          641       75.0
3.001 - 4.000            $3,277,398          10          0.96         $327,740          4.796       358.31          683       79.0
4.001 - 5.000           $65,386,496         203         19.15         $322,101          5.712       358.53          691       80.1



5.001 - 6.000          $150,669,020         490         44.13         $307,488          6.376       358.65          679       81.4
6.001 - 7.000           $71,358,894         285         20.90         $250,382          6.748       358.05          683       84.4
7.001 - 8.000           $24,706,343         109          7.24         $226,664          7.616       358.14          677       88.9
8.001 - 9.000           $21,598,516         125          6.33         $172,788          8.496       358.72          667       94.7
9.001 - 10.000           $3,942,630          22          1.15         $179,210          9.760       358.60          666       97.7

             5.949     $341,415,547       1,245        100.00         $274,229          6.573       358.46          681       83.3




                                                 Range of Maximum Rates               (Excludes 22 Fixed Rate Mortgages)


                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
10.001 - 10.500           $352,000           1          0.10         $352,000          5.500       358.00          702       80.0
10.501 - 11.000           $762,800           4          0.22         $190,700          4.964       357.23          720       80.0
11.001 - 11.500         $4,687,519          17          1.37         $275,736          5.243       357.47          692       79.5
11.501 - 12.000        $11,255,489          43          3.30         $261,756          5.532       357.78          678       81.4
12.001 - 12.500        $36,271,143         128         10.62         $283,368          5.773       358.03          694       79.0
12.501 - 13.000        $82,208,333         266         24.08         $309,054          5.999       358.42          689       81.7
13.001 - 13.500        $81,966,412         267         24.01         $306,990          6.376       358.70          681       82.5
13.501 - 14.000        $60,616,375         219         17.75         $276,787          6.840       358.62          673       83.1
14.001 - 14.500        $25,498,857         109          7.47         $233,934          7.415       358.44          667       86.0
14.501 - 15.000        $16,384,097          74          4.80         $221,407          7.924       358.46          673       90.0
15.001 - 15.500         $9,415,423          44          2.76         $213,987          8.527       358.56          666       90.1
15.501 - 16.000         $4,743,484          23          1.39         $206,238          8.788       358.32          671       98.0
16.001 - 16.500         $2,893,888          19          0.85         $152,310          9.336       359.12          662       98.5
16.501 - 17.000         $2,864,984          22          0.84         $130,227          9.782       358.97          676       98.9
17.001 - 17.500         $1,066,934           4          0.31         $266,734         10.431       359.26          654       99.1
17.501 - 18.000           $246,924           4          0.07          $61,731         10.885       359.15          670       98.5
18.001 - 18.500           $180,884           1          0.05         $180,884         11.500       358.00          669      100.0

           13.403     $341,415,547       1,245        100.00         $274,229          6.573       358.46          681       83.3





                                                Initial Periodic Rate Cap             (Excludes 22 Fixed Rate  Mortgages)

                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
                         $1,301,670           6          0.38         $216,945          7.555       357.83          665       89.6
1.000                  $248,265,664         837         72.72         $296,614          6.546       358.75          680       83.3
1.500                   $11,879,654          41          3.48         $289,748          6.186       357.51          682       83.3
2.000                      $333,794           1          0.10         $333,794          9.950       356.00          670       95.0
2.500                   $79,402,764         359         23.26         $221,178          6.682       357.75          685       83.2
3.000                      $232,000           1          0.07         $232,000          7.900       357.00          750       80.0
7.000
                       $341,415,547       1,245        100.00         $274,229          6.573       358.46          681       83.3




                                              Subsequent Periodic Rate Cap            (Excludes 22 Fixed Rate  Mortgages)

                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
1.000                   $84,000,941         370         24.60         $227,030          6.639       357.68          685       83.6
1.500                  $255,758,356         871         74.91         $293,638          6.553       358.73          679       83.2
2.000                      $953,250           2          0.28         $476,625          6.063       357.50          682       82.5
3.000                      $703,000           2          0.21         $351,500          6.809       358.00          661       85.0

                       $341,415,547       1,245        100.00         $274,229          6.573       358.46          681       83.3



                                              Range of Lifetime Rate Floor            (Excludes 22 Fixed Rate Mortgages)

                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
3.001 - 4.000              $476,250           1          0.14         $476,250          5.375       357.00          641       75.0
4.001 - 5.000            $5,607,613          20          1.64         $280,381          4.880       358.12          684       79.2
5.001 - 6.000          $102,853,592         328         30.13         $313,578          5.763       358.31          689       80.4
6.001 - 7.000          $162,064,100         559         47.47         $289,918          6.519       358.58          680       82.4
7.001 - 8.000           $43,727,254         188         12.81         $232,592          7.499       358.34          672       87.4
8.001 - 9.000           $17,547,719          89          5.14         $197,165          8.452       358.52          665       92.1


9.001 - 10.000           $7,644,278          51          2.24         $149,888          9.529       358.83          671       98.6
> 10.000                 $1,494,742           9          0.44         $166,082         10.635       359.09          659       99.1

                       $341,415,547       1,245        100.00         $274,229          6.573       358.46          681       83.3


                                              Next Interest Adjustment Date           (Excludes 22 Fixed Rate Mortgages)

                          CURRENT          # OF         % OF          AVERAGE           GROSS        REMG.                    ORIG
DESCRIPTION               BALANCE          LOAN         TOTAL         BALANCE           WAC          TERM          FICO       LTV
5-Jan                      $347,920           1          0.10         $347,920          5.750       358.00          675       95.0
6-Mar                       $80,444           1          0.02          $80,444          8.375       354.00          645       95.0
6-May                    $2,996,381          11          0.88         $272,398          5.970       356.00          704       82.6
6-Jun                   $26,823,553         128          7.86         $209,559          6.410       357.00          688       81.9
6-Jul                   $26,760,860         101          7.84         $264,959          6.604       358.00          686       83.0
6-Aug                   $15,071,272          52          4.41         $289,832          6.587       359.00          685       81.8
6-Sep                    $2,827,300           8          0.83         $353,413          6.367       360.00          670       84.2
7-Apr                      $326,894           2          0.10         $163,447          5.424       355.00          670       80.0
7-May                    $2,286,501           7          0.67         $326,643          6.178       356.00          697       82.2
7-Jun                   $22,711,631          99          6.65         $229,410          6.320       357.03          687       83.8
7-Jul                   $86,814,302         363         25.43         $239,158          6.631       358.00          680       83.3
7-Aug                  $111,150,285         353         32.56         $314,873          6.651       359.00          677       83.9
7-Sep                   $43,218,205         119         12.66         $363,178          6.556       360.00          679       83.2

                       $341,415,547       1,245        100.00         $274,229          6.573       358.46          681       83.3